                        REGISTRATION NOs. 333-__________
                                   811-________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549
                                    FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       X
                                                                 -----
       PRE-EFFECTIVE AMENDMENT NO.
                                                                 -----
       POST-EFFECTIVE AMENDMENT NO.
                                                                 -----
                                     AND/OR
               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940                     X
                                                                 -----

       AMENDMENT NO. _____
                                                                 -----

                            MASON STREET FUNDS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                            720 EAST WISCONSIN AVENUE
                           MILWAUKEE, WISCONSIN  53202
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (414) 271-1444
                         (REGISTRANT'S TELEPHONE NUMBER)

                                  JAMES R. EBEN
                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
                                 LAW DEPARTMENT
                            720 EAST WISCONSIN AVENUE
                           MILWAUKEE, WISCONSIN  53202
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   COPIES TO:
                                CATHY G. O'KELLY
                        VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                            222 NORTH LASALLE STREET
                          CHICAGO, ILLINOIS  60601-1003


     Approximate Date of Proposed Public Offering: Upon this Registration Statement being declared effective.

Pursuant to Rule 24f-2 promulgated under the Investment Company Act of 1940, Registrant hereby elects to register an indefinite number of shares of its Common Stock, $0.001 par value, by this Registration Statement under the Securities Act of 1933.

     The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said section 8(a), may determine.

                            MASON STREET FUNDS, INC.




                              CROSS REFERENCE SHEET

               Cross reference sheet showing location in Prospectus of information required by the Items in Part A of Form N-1A.

          ITEM NUMBER              HEADING IN PROSPECTUS
          -----------              ---------------------

               1                        Cover Page

               2                        Summary

               3                        *

               4                        The Funds In Detail, Other Information

               5                        Management Of the Funds

              5A                        *

               6                        Other Information, Distributions And
                                          Taxes

               7                        Buying And Selling Fund Shares,
                                          Shareholders Guide

               8                        Buying And Selling Fund Shares,
                                          Shareholders Guide

               9                        *



     * Indicates inapplicable or negative

                               MASON STREET FUNDS










                                     [LOGO]










                                   PROSPECTUS

MASON STREET FUNDS
     720 East Wisconsin Avenue
     Milwaukee, Wisconsin 53202
     (414) 271-1444


Prospectus dated __________, 1997

This Prospectus offers you nine mutual funds presenting you a wide choice of investment objectives, including growth of capital, income or a combination of the two. Each Fund identified below is a series of the Mason Street Funds, Inc. ("MSF"), an open-end management investment company registered with the Securities and Exchange Commission.

Aggressive Growth Stock Fund
International Equity Fund
Growth Stock Fund
Growth and Income Stock Fund
Index 500 Stock Fund
Asset Allocation Fund
High Yield Bond Fund
Municipal Bond Fund
Select Bond Fund

Northwestern Mutual Investment Services, Inc., a wholly owned subsidiary of The Northwestern Mutual Life Insurance Company, serves as investment advisor to each of the Funds, with certain of the Funds also being served by a subadvisor.

This Prospectus contains information about each of the Funds that you should know before investing and should be kept for future reference. Additional information about the Funds is contained in a Statement of Additional Information ("SAI") filed with the SEC. The SAI for the Funds dated __________, 1997, as amended from time to time, is incorporated by reference into this Prospectus. For a copy of the SAI, write or call at the address or phone number listed above.

THESE SECURITIES HAVE NOT BEEN APPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION.


                                    CONTENTS

                                                                            Page
--------------------------------------------------------------------------------

SUMMARY

About the Advisors

Funds at a Glance

Risk Comparison

Description of Classes of Shares

Expense Information

PERFORMANCE

THE FUNDS IN DETAIL

Stock Funds

Multi-Asset Fund

Bond Funds

Other Fund Policies and Associated Risks

Investment Restrictions

MANAGEMENT OF THE FUNDS

BUYING AND SELLING FUND SHARES

Investment Minimums

Flexible Sales Charge Program

How Shares are Priced

SHAREHOLDERS GUIDE

How To Buy Shares

How To Exchange Shares

How To Sell Shares

DISTRIBUTIONS AND TAXES

OTHER INFORMATION

APPENDIX A

APPENDIX B

--------------------------------------------------------------------------------

SUMMARY

                               ABOUT THE ADVISORS

     Northwestern Mutual Investment Services, Inc. ("NMIS") is the investment advisor to the Funds. NMIS is a wholly-owned subsidiary of The Northwestern Mutual Life Insurance Company ("Northwestern Mutual Life"), the sixth largest life insurance company in the United States, with more than $60 billion in assets. Founded in 1857, Northwestern Mutual Life is one of the best established and well respected companies in operation today. Headquartered in Milwaukee, Wisconsin, Northwestern Mutual Life has developed its reputation by providing excellence in both financial management and personal service over the past 140 years. In addition to the Funds, NMIS has been responsible for directing the investments of the Northwestern Mutual Series Fund, Inc. ("Series Fund"), which serves as the investment fund for Northwestern Mutual Life's variable annuity and life insurance contracts.

     J.P. Morgan Investment Management, Inc. ("J.P. Morgan") is the subadvisor for the Growth and Income Stock Fund.

     Templeton Investment Counsel, Inc. ("Templeton") is the subadvisor for the International Equity Fund.

                                FUNDS AT A GLANCE

     This section will give you a brief summary of the Funds and their investment objectives. Please refer to the detailed description of investment objectives and policies (beginning at page ___) for those Funds you wish to purchase. Many of the Funds have the same investment objectives and policies, and the same portfolio managers, as corresponding Portfolios of the Series Fund (and their predecessor funds). The investment performance for each of these Portfolios is shown below based upon the average annual total return for one, five and ten year periods (or since inception) ending December 31, 1996, adjusted to reflect the expenses and the maximum sales charges for Class A shares of the Funds as shown in the Expense Information tables on page __. The performance of these funds without the deduction of sales charges is shown on page ___. The investment policies of each of the Series Fund Portfolios are essentially the same as those of the respective MSF Funds, with the exception of the Select Bond Fund, which is permitted to invest to a limited extent in foreign securities and high yield bonds, whereas the Select Bond Portfolio of the Series Fund is not. NMIS does not believe these differences in investment policy would cause a material difference in performance. A glossary of terms is included in Appendix A.


STOCK FUNDS

AGGRESSIVE GROWTH STOCK FUND

OBJECTIVE: To seek long-term growth of capital primarily by investing in the common stocks of companies that can be expected to increase their sales and earnings at a pace that will exceed the growth rate of the U.S. economy over an extended period.

PORTFOLIO:  Primarily common stocks of small and medium sized companies.

STRATEGY: To locate and invest in companies with above-average potential for growth.

FOCUS:  To pursue higher returns by accepting a higher risk.

SERIES FUND PERFORMANCE:
     1 Year: ___%
     5 Years: ___%
     Since inception: ___%
     (11/30/90)*

* This includes the performance of the predecessor fund that was merged with the Series Fund on 5/3/94.

INTERNATIONAL EQUITY FUND

OBJECTIVE: To seek long-term growth of capital by investing primarily in stocks of companies outside the United States.

PORTFOLIO:  Primarily common stocks of companies in foreign countries.

STRATEGY: To locate and invest in the under-valued stocks of foreign companies offering the greatest discounts to their long-term values.

FOCUS:  To achieve international diversification and long-term total return.

SUBADVISOR:    Templeton

SERIES FUND PERFORMANCE:
     1 Year: ___%
     Since inception: ___%
     (4/30/93)*

* This includes the performance of the predecessor that was merged into the Series Fund on 5/3/94.

GROWTH STOCK FUND

OBJECTIVE: To seek long-term growth of capital by investing in companies believed to have above average earnings growth potential; current income is secondary.

PORTFOLIO: Diversified mix of high-quality growth stocks in medium and large companies.

STRATEGY: To analyze economic trends to determine their impact on various sectors and industries. Select high-quality stocks from industries with best earnings potential.

FOCUS: To achieve attractive total return by investing in stocks with above-average earnings growth potential.

SERIES FUND PERFORMANCE:
     1 Year: ___%
     Since inception: ___%
     (5/3/94)

GROWTH AND INCOME STOCK FUND

OBJECTIVE: To seek long-term growth of capital and income by investing primarily in dividend-paying common stocks.

PORTFOLIO: Primarily common stocks of medium and large companies identified as strong candidates for significant long-term returns.

 STRATEGY: To actively manage a portfolio of selected equity securities with a goal of out-performing the total return of the S&P 500-Registered Trademark-Index.

FOCUS: To remain fully-invested, during ordinary market conditions, in equity securities of fundamentally sound companies to maximize long-term total returns.

SUBADVISOR:  J.P. Morgan
SERIES FUND PERFORMANCE:
     1 Year: ___%
     Since inception: ___%
     (5/3/94)

INDEX 500 STOCK FUND

OBJECTIVE: To seek investment results that approximate the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), by investing in stocks included in the S&P 500-Registered Trademark- Index. During the ten-year period ended December 31, 1996, the S&P 500 Index had an average annual return of ____%. Because the S&P 500 Index is an unmanaged index, this return does not reflect the deduction of expenses that would exist with a mutual fund.

FOCUS: To capture broad market performance, at low cost, by investing in a portfolio modeled after a broadly based stock index.

MULTI-ASSET FUND

ASSET ALLOCATION FUND

OBJECTIVE:   To seek to realize as high a level of total return, including current income and capital appreciation, as is consistent with reasonable investment risk. The Fund will follow a flexible policy for allocating assets among common stocks, bonds and cash.

PORTFOLIO: The normal range of investments is 50-70% stocks, 25-35% bonds and 0-15% cash. Up to 50% of its stock allocation may be invested in foreign stocks. See "Foreign Securities," p. __.

STRATEGY: To adjust the mix between asset sectors to capitalize on the changing financial markets and economic conditions.

FOCUS:  To achieve diversification and long-term total return.

BOND FUNDS

HIGH YIELD BOND FUND

OBJECTIVE: To seek high current income and capital appreciation by investing primarily in fixed income securities that are rated below investment grade by the major rating agencies.
PORTFOLIO: Diversified mix of below investment grade fixed income securities, commonly known as "junk bonds."
STRATEGY: To identify attractive investment opportunities through rigorous industry and credit analysis. Generate superior performance by selecting companies with stable or improving credit fundamentals.

FOCUS: Actively manage to maximize total return within prudent investment risk parameters.

SERIES FUND PERFORMANCE:
     1 Year: ___%
     Since inception: ___%
     (5/3/94)

MUNICIPAL BOND FUND

OBJECTIVE: To seek a high level of current income exempt from federal income taxes, consistent with the preservation of capital, by investing primarily in investment grade municipal obligations.

PORTFOLIO:  Diversified investment grade bonds.

STRATEGY: Actively manage the portfolio to take advantage of changes in interest rates, quality, sector, and maturity of fixed income securities.

FOCUS: To provide a competitive level of federally tax-exempt income and an attractive total return plus a degree of safety.

SELECT BOND FUND

OBJECTIVE: To seek high income and total return, consistent with preservation of capital.

PORTFOLIO: Diversified investment-grade corporate, Treasury and government agency bonds with maturities generally exceeding one year.

STRATEGY: To actively manage the portfolio to take advantage of changes in interest rates, quality and maturity of fixed income securities.

FOCUS:  To provide a stable, high rate of return plus a degree of safety.

SERIES FUND PERFORMANCE:
     1 Year: ___%
     5 Years: ___%
     10 Years: ____%

                                 RISK COMPARISON

     You should select the Funds that reflect your special financial goals, investment time horizon and willingness to accept risk. When you invest in a Fund, you assume the risks of investing in the types of securities held by the Fund. Investing in securities involves varying degrees of market or interest rate risk, credit or financial risk, and prepayment risk. Market or interest rate risk is the risk that market conditions, including interest rates, will change and adversely affect the security. With common stock, market risk is the risk that the value may fluctuate in response to general market and/or economic conditions. The prices of bonds generally move in the opposite direction from interest rates. Credit or financial risk is the risk that the issuer of a bond may fail to pay principal and interest when due or, with stocks, that the company will have adverse financial experience. Prepayment risk is the risk that bonds which include the ability on the part of the issuer to prepay the amount owed, will be prepaid at a time when interest rates have gone down, and that the cash received can only be reinvested at a lower rate of return.
Certain instruments such as foreign securities, junk bonds and derivatives present additional special risks. The risks that are specific to certain types of securities are discussed in greater detail under "The Funds in Detail" on page __.

     Each Fund's net asset value per share (i.e., share price) will fluctuate to reflect changes in the value of the securities in its portfolio. The value you may receive upon redemption of a Fund's shares may be higher or lower than their original cost.

DESCRIPTION OF CLASSES OF SHARES

     To provide you with more flexibility, each Fund has adopted a purchase program that offers you two alternative ways to purchase shares (Class A or Class B), each with a different combination of sales charges, ongoing fees, eligibility requirements, and other features. This program is designed to permit you to choose the method of purchasing shares that you believe is most beneficial given the amounts of your investment and current holdings of Fund shares, the length of time you expect to hold your investment, and other relevant circumstances.

     Under the purchase program, Class A shares may be purchased subject to an initial sales charge. Class B shares are not subject to a sales charge at the time of purchase but may be subject to a contingent deferred sales charge at the time they are sold. (Please see Buying and Selling Fund Shares at page ___ for a description of the specific sales charges or contingent deferred sales charges which might apply to your purchase.)

                               EXPENSE INFORMATION

     The expense tables and the example below are intended to help you understand the direct or indirect costs and expenses that you will bear as an investor in a Fund. Shareholder Transaction Expenses are charged to your account directly when you buy or sell shares. Annual Fund Operating Expenses are paid out of a Fund's assets and include fees for advisory services, distribution services and expenses relating to the maintenance of shareholder accounts, such as transfer agent, administrative and similar expenses.

SHAREHOLDER TRANSACTION EXPENSES (ALL FUNDS):

                                      Class A                Class B
--------------------------------------------------------------------------------
Maximum Sales Charge on purchases (as 4.75%                  0.00%
% of Offering Price) (1)
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales     0.00%                  4.00% first year
Charge(2)                                                    4.00% second year
                                                             3.00% third year
                                                             3.00% fourth year
                                                             2.00% fifth year
                                                             1.00% sixth year
--------------------------------------------------------------------------------
Redemption fee(3)                     None                   None
--------------------------------------------------------------------------------
Exchange fee                          None                   None
--------------------------------------------------------------------------------

(1) The maximum sales charge is applied only to purchases of less than $50,000. Larger purchases are subject to lower sales charges. Purchases of $1 million or more incur no sales charge, but may be subject to a contingent deferred sales charge ("CDSC") if the shares are redeemed within 18 months of purchase.

(2) The CDSC is computed as a percentage of the redemption proceeds when you redeem your shares. The maximum CDSC only applies if you sell your shares during the first year after the purchase of less than $100,000. Larger purchases of Class B shares may be subject to a reduced CDSC. See "Contingent Deferred Sales Charge" on page ___.

(3) A wire transfer fee (currently $15) may be imposed on a redemption when you have the proceeds wire transferred.

ANNUAL FUND OPERATING EXPENSES:(1)

                                       Aggressive                                             Growth and
                                         Growth          International       Growth             Income            Index 500
-------------------------------------------------------------------------------------------------------------------------------
                                  Class A   Class B  Class A   Class B  Class A   Class B  Class A   Class B  Class A   Class B
-------------------------------------------------------------------------------------------------------------------------------

Management Fees                    0.75%     0.75%    0.85%     0.85%    0.75%     0.75%    0.65%     0.65%    0.30%     0.30%
12b-1 Distribution and Service     0.35%     1.00%    0.35%     1.00%    0.35%     1.00%    0.35%     1.00%    0.35%     1.00%
Fees(2)
Other Expenses (after              0.20%     0.20%    0.45%     0.45%    0.20%     0.20%    0.20%     0.20%    0.20%     0.20%
reimbursement)(3)
Total Operating Expenses (after    1.30%     1.95%    1.65%     2.30%    1.30%     1.95%    1.20%     1.85%    0.85%     1.50%
reimbursement)(3)
-------------------------------------------------------------------------------------------------------------------------------


                                   Asset                   High Yield
                                Allocation                      Bond                Municipal Bond            Select Bond
-------------------------------------------------------------------------------------------------------------------------------
                            Class A       Class B       Class A       Class B    Class A       Class B    Class A      Class B
-------------------------------------------------------------------------------------------------------------------------------

Management Fees              0.70%         0.70%         0.75%         0.75%      0.30%         0.30%      0.30%        0.30%
12b-1 Distribution and       0.35%         1.00%         0.35%         1.00%      0.35%         1.00%      0.35%        1.00%
Service Fees(2)
Other Expenses (after        0.30%         0.30%         0.20%         0.20%      0.20%         0.20%      0.20%        0.20%
reimbursement)(3)
Total Operating Expenses     1.35%         2.00%         1.30%         1.95%      0.85%         1.50%      0.85%        1.50%
(after reimbursement)(3)


(1) An annual custodial fee of $15 per taxpayer identification number is charged to investors who maintain IRA accounts, which if not paid by the investor, may be charged against the assets of the account.

(2) The 12b-1 Distribution and Service Fees include a 0.25% shareholder servicing fee with a 0.10% distribution fee on Class A shares and a 0.75% distribution fee on Class B shares. As the result of the accrual of 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum initial sales charge permitted by the National Association of Securities Dealers.

(3) NMIS has agreed to waive its management fees and absorb certain other operating expenses during the first year of operations to the extent necessary so that Total Operating Expenses will not exceed the amount shown for each Fund. After the first year of operations, NMIS expects the Funds' total operating expenses, after reimbursement, not to exceed the amounts shown.

                                EXPENSE EXAMPLES

An investor would have paid the following expenses at the end of the period shown on a $1,000 investment, assuming a 5% annual return and redemption at the end of each period.

FUND                                          1 YEAR              3 YEARS
----                                          ------              -------
                                        Class A     Class B   Class A  Class B
Aggressive Growth Stock Fund             $60        $70       $87       $91
International Equity Fund                $63        $73       $97      $102
Growth Stock Fund                        $60        $70       $87       $91
Growth and Income Stock Fund             $59        $69       $84       $88
Index 500 Stock Fund                     $56        $65       $73       $77
Asset Allocation Fund                    $61        $70       $88       $93
High Yield Bond Fund                     $60        $70       $87       $91
Municipal Bond Fund                      $56        $65       $73       $77
Select Bond Fund                         $56        $65       $73       $77

     Using the same assumptions as for the first table but assuming that you did not redeem your shares at the end of each period, you would bear the following expenses:


FUND                                          1 YEAR              3 YEARS
----                                          ------              -------
                                        Class A     Class B   Class A  Class B
Aggressive Growth Stock Fund             $60        $20       $87       $61
International Equity Fund                $63        $23       $97       $72
Growth Stock Fund                        $60        $20       $87       $61
Growth and Income Stock Fund             $59        $19       $84       $58
Index 500 Stock Fund                     $56        $15       $73       $47
Asset Allocation Fund                    $61        $20       $88       $63
High Yield Bond Fund                     $60        $20       $87       $61
Municipal Bond Fund                      $56        $15       $73       $47
Select Bond Fund                         $56        $15       $73       $47

THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE RETURNS OR EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. The example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission.

PERFORMANCE

     The performance of the Funds is generally measured in terms of TOTAL RETURN. In addition, the Bond Funds may measure YIELD as well. Our newsletters and advertisements may include comparisons of a Fund's performance to the performance of other mutual funds, mutual fund averages or recognized indices.

PERFORMANCE TERMS

CUMULATIVE TOTAL RETURN represents the actual return on an investment for a specified period without any deduction of a sales charge. Cumulative total return is generally quoted for more than one year (e.g., the life of the Fund). A cumulative total return does not show interim fluctuations in the value of an investment

AVERAGE ANNUAL TOTAL RETURN represents the average annual percentage change of an investment over a specified period, after the deduction of the maximum applicable sales charge. It is calculated by taking the cumulative total return for the stated period (less the sales charge) and determining what constant annual return would have produced the same cumulative return. Average annual returns for more than one year tend to smooth out variations in a Fund's return and are not the same as actual annual results.

YIELD shows the rate of income a Fund earns on its investments as a percentage of the Fund's share price. It is calculated by dividing a Fund's net investment income for a 30-day period by the average number of shares entitled to receive dividends, annualizing this number, and dividing the result by the Fund's NAV per share at the end of the 30-day period. Yield does not include changes in NAV.

Yields are calculated according to standardized SEC formulas and may not equal the income on an investor's account. Yield is usually quoted on an annualized basis. An annualized yield represents the amount you would earn if you remained in a Fund for a year and that Fund continued to have the same net investment income for the entire year.

DISTRIBUTION RATE is a measure of the level of income dividends and may include short-term capital gains distributed for a specific period. A distribution rate is not a complete mirror of performance, and may be higher than yield for certain periods.

TAX-EQUIVALENT YIELD. For the Municipal Bond Fund, tax-equivalent yield shows the before-tax yield that an investor would have to earn to equal the Fund's tax-free yield. It is calculated by dividing a Fund's tax-free yield by the result of one minus a stated federal tax rate.

FUND PERFORMANCE FIGURES ARE BASED UPON HISTORICAL RESULTS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. INVESTMENT RETURNS AND NET ASSET VALUE WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.


The table below sets forth each Fund, and its
corresponding Series Fund Portfolio, its inception date    ASSUMING CLASS A SHARE TOTAL FUND OPERATING EXPENSES AND THE MAXIMUM
and asset size as of December 31, 1996:                    INITIAL SALES CHARGE APPLICABLE TO CLASS A SHARES.
                                                                                                                       10 Years
                       Corresponding Portfolio             Portfolio                                                   or Since
Fund                   (Inception Date and Asset Size)     (Inception Date)             1 Year    3 Years   5 Years    Inception
----                   -------------------------------     ----------------             ------    -------   -------    ---------

Aggressive Growth      Aggressive Growth Stock             Aggressive Growth Stock
Stock                  (November 30, 1990*)                (November 30, 1990*)
                       $_______________

International Equity   International Equity                International Equity
                       (April 30, 1993*)                   (April 30, 1993*)
                       $______________

Growth Stock           Growth Stock                        Growth Stock
                       (May 3, 1994)                       (May 3, 1994)
                       $___________

Growth and Income      Growth and Income Stock             Growthand Income Stock
Stock                  (May 3, 1994)                       (May 3, 1994)
                       $___________

High Yield Bond        High Yield Bond                     High Yield Bond
                       (May 3, 1994)                       (May 3, 1994)
                       $___________

Select Bond            Select Bond                         Select Bond
                       (June 26, 1984)                     (June 26, 1984)
                       $___________


                                                           ASSUMING CLASS A SHARE TOTAL FUND OPERATING EXPENSES WITH NO INITIAL
                                                           SALES CHARGE.

The following four tables show the average annualized      Aggressive Growth Stock
total returns for the Series Fund Portfolios and           (November 30, 1990*)
predecessor funds for the one, three, five and             International Equity
ten year (or life of the Portfolio, if shorter) periods    (April 30, 1993*)
ended December 31, 1996.  These figures are based on the   Growth Stock
actual gross investment performance of the Portfolios.     (May 3, 1994)
From the gross investment performance figures, the         Growth and Income Stock
maximum Total Fund Operating Expenses reflected in the     (May 3, 1994)
fee table on



                                       7

page __ are deducted to arrive at the net return.  The     High Yield Bond
first table for each Class shown reflects a deduction      (May 3, 1994)
for the maximum applicable sales charge, while the         Select Bond
second table for each Class shown reflects no deduction    (June 26, 1984)
for sales charges.  Performance figures will be lower
when sales charges are taken into effect.
                                                           * Includes performance of predecessor fund that was merged into the
                                                           Series Fund on May 3, 1994



ASSUMING CLASS B SHARE TOTAL FUND OPERATING EXPENSES AND        ASSUMING CLASS B SHARE TOTAL FUND OPERATING EXPENSES AND NO
REDEMPTION AT THE END OF THE APPLICABLE TIME PERIOD.            REDEMPTION AT THE END OF THE APPLICABLE TIME PERIOD.

                                                       10 Years                                                          10 Years
Portfolio                                              or Since    Portfolio                                             or Since
(Inception Date)         1 Year    3 Years   5 Years   Inception   (Inception Date)        1 Year   3 Years   5 Years    Inception
----------------         ------    -------   -------   ---------   ----------------        ------   -------   -------    ---------

Aggressive Growth                                                  Aggressive Growth
Stock                                                              Stock
November 30, 1990*                                                 November 30, 1990*
International Equity                                               International Equity
April 30, 1993*                                                    April 30, 1993*
Growth Stock                                                       Growth Stock
May 3, 1994                                                        May 3, 1994
Growth and Income                                                  Growth and Income
Stock                                                              Stock
May 3, 1994                                                        May 3, 1994
High Yield Bond                                                    High Yield Bond
May 3, 1994                                                        May 3, 1994
Select Bond                                                        Select Bond
June 26, 1984                                                      June 26, 1984


* Includes performance of predecessor fund that was merged into the Series Fund on May 3, 1994

THE FUNDS IN DETAIL

     This section takes a closer look at the Funds' investment objectives and policies and the securities that may be purchased. Please review the "Other Fund Policies and Associated Risks" section on page ___ for more detailed information about risks associated with each investment. As with any mutual fund, there is no assurance that a Fund will achieve its objective.

     The investment objective of each Fund is "fundamental" and may not be changed without a shareholder vote. All other policies, unless noted as "fundamental," may be changed by MSF's Board of Directors without a vote of the shareholders. This allows for flexibility in the management of the Funds, for example, to permit investments in new types of instruments. You will be notified of any changes that are material.

     The investment horizon is the amount of time you should plan to hold your investment in a Fund to increase the likelihood of achieving the Fund's objective. Descriptions of ratings are provided in Appendix B.

                                   STOCK FUNDS
STOCK FUNDS PROFILE


Investment Objective:                                     Who May Want to Invest:  These Funds may be appropriate for investors who are willing to tolerate stock market fluctuations in return for
   Aggressive Growth Stock Fund                           potentially high long-term returns.  These Funds are designed for those
   International Equity Fund      Growth of Capital       looking for long-term growth potential.
   Growth Stock Fund
                                                          The fundamental risk associated with any common stock fund is the risk
   Growth and Income Stock        Growth of Capital       that the value of the stocks it holds might decrease.  Stock values may
      Fund                           and Income           fluctuate in response to the activities of an individual company or in response to general market and/or


                                       8

   Index 500 Stock Fund           Approximate the S&P     economic conditions.  Historically, common stocks have provided greater
                                     500 Stock Index      long-term returns and have entailed greater short-term risks than other
                                        Performance       investment choices.  Smaller or newer issuers are more likely to realize more substantial growth as well as suffer more significant losses than
Primary Holdings                  Common Stocks           larger or more established issuers.  Investments in such companies can be both more volatile and more speculative.  Investments in foreign
Shareholder's Investment          Long Term               securities may involve additional risks not present when investing in
   Horizon                                                comparable domestic securities.



AGGRESSIVE GROWTH STOCK FUND

     The investment objective of the Aggressive Growth Stock Fund is long-term growth of capital. The Fund will seek to achieve this objective primarily by investing in the common stocks of companies that the advisor believes can reasonably be expected to increase their sales and earnings at a pace that will exceed the growth rate of the U.S. economy over an extended period. These companies, for the most part, are smaller and newer companies whose stock may experience substantial price volatility.

INTERNATIONAL EQUITY FUND

     The investment objective of the International Equity Fund is long-term growth of capital. The Fund will seek to achieve this objective by investing primarily in stocks of companies outside the United States. The Fund will invest at least 65% of its assets in securities of issuers in a minimum of three countries outside the United States. Although the Fund generally invests in common stocks, it may also invest in preferred stocks and certain debt securities such as convertible bonds.

     The International Equity Fund has an unlimited right to purchase securities in any foreign country, developed or developing. You should consider carefully the risks involved in investing in securities issued by companies and governments of foreign nations, particularly those in developing countries, which are in addition to the usual risks inherent in domestic securities. See "Foreign Securities," p. [ ].

GROWTH STOCK FUND

     The investment objective of the Growth Stock Fund is long-term growth of capital; current income is secondary. The Fund will seek to achieve this objective by selecting investments in companies which have above average earnings growth potential.

     The Growth Stock Fund invests primarily in common stocks of well-established companies, with emphasis placed on high quality companies with strong financial characteristics. The investment process is initiated with an analysis of the economic outlook. Further study of economic sectors leads to the identification of growth-oriented industries, and to detailed studies of individual companies. In evaluating individual companies, factors such as the company management team, product outlook, global exposure, industry leadership position, and financial characteristics are important variables used in the analysis.

     The market capitalization of companies the Fund may invest in is not limited by size, but the Fund will generally invest in large- and medium-sized companies.

GROWTH AND INCOME STOCK FUND

     The investment objectives of the Growth and Income Stock Fund are long-term growth of capital and income. The Fund seeks to achieve these objectives consistent with reasonable investment risk. Ordinarily, the Fund pursues its investment objectives by investing primarily in dividend-paying common stocks. The Fund may also invest in other equity securities, consisting of, among other things, nondividend-paying common stock.

     The Fund is not subject to any limit on the size of companies in which it may invest, but intends, under normal circumstances, to be fully invested to the extent practicable in the large- and medium-sized companies. In managing the Fund, the potential for appreciation and dividend growth is given more weight than current dividends. Nonetheless, the manager of the Fund will normally strive for gross income for the Fund at a level not less than 75% of the dividend income generated on the stocks included in the S&P 500 Index, although this income level is merely a guideline and there can be no certainty that this income level will be achieved.

     The Fund attempts to reduce risk by investing in many different economic sectors, industries and companies. The manager of the Fund may under-weight or over-weight selected economic sectors against the sector weightings of the S&P 500 Index to seek to enhance the Fund's total return or reduce fluctuations in market value relative to the S&P 500 Index. In selecting securities, the manager may emphasize securities that it believes to be undervalued. Securities of a company may be undervalued for a variety of reasons such as an overreaction by investors to unfavorable news about a company, an industry or the stock markets in general; or as a result of a market decline, poor economic conditions, tax-loss selling, or actual or anticipated unfavorable developments affecting a company.

     During normal market conditions, the Fund will be as fully invested as practicable in equity securities.

  INDEX 500 STOCK FUND

     The investment objective of the Index 500 Stock Fund is to achieve investment results that approximate the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The Fund will attempt to meet this objective by investing in stocks included in the S&P 500 Index in proportion to their weighting in the index.

     The S&P 500 Index* is composed of 500 common stocks representing more than 70% of the total market value of all publicly-traded common stocks in the United States.

     The Index 500 Stock Fund will not be managed in the traditional sense using economic, financial and market analysis. A computer program will be used to determine which stocks are to be purchased or sold to achieve the Fund's objective. The Fund will, to the extent feasible, remain fully invested and will normally hold at least 450 of the 500 issues that comprise the S&P 500 Index.

     The Index 500 Stock Fund's ability to match the performance of the S&P 500 Index will be affected to some extent by the size and timing of cash flows into and out of the Fund. The Fund will be managed with a view to reducing such effects.

*"Standard & Poor's-Registered Trademark-", "S&P-Registered Trademark-", "S&P 500-Registered Trademark-", "Standard & Poor's 500", and "500" are trademarks of McGraw-Hill, Inc. and have been licensed for use by Northwestern Mutual Life and MSF. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

OTHER INVESTMENTS

     In addition to investments in equity securities, the Stock Funds may from time to time invest in investment grade debt securities, certificates of deposit, bank time deposits in the currency of any nation, bankers acceptances, corporate debt obligations, commercial paper, short-term U.S. Treasury obligations, or temporarily hold assets in cash. They may also invest in options contracts, stock index futures contracts, including indexes on specific industries, foreign currency futures and forward contracts and repurchase agreements. See "Financial Futures Contracts," p. __. Although the Funds generally invest in common stocks, they may also invest in preferred stocks and securities convertible into common stock, including debt securities with conversion privileges or warrants.

     The Funds may also invest in American Depositary Receipts (ADRs). The Aggressive Growth Stock and Growth Stock Funds have the authority to invest up to 25% of their assets in ordinary shares of foreign securities. These Funds will normally not invest in ordinary shares of foreign securities, but may do so from time to time. See "Foreign Securities," p.___. The Funds may enter into firm commitment agreements and purchase securities on a "when-issued" basis.

     The International Equity Fund may purchase and sell financial futures contracts, stock index futures contracts, and foreign currency futures contracts for hedging purposes only and not for speculation. It may engage in such transactions only if the total contract value of the futures contracts does not exceed 20% of the Portfolio's total assets. See "Financial Futures Contracts," p.__.

DIVERSIFICATION

The aim of each Fund is to seek to reduce overall risk by diversifying its assets in an appropriate manner. This diversification will span economic sectors, industry groups, and companies, while emphasizing high quality investments.

MULTI-ASSET FUND
MULTI-ASSET FUND PROFILE



Investment Objective:               Total Return               Who May Want to Invest:  This Fund may be appropriate for investors who seek a combination of growth of capital and income, and are
Primary Holdings                    Common Stocks and Fixed    willing to ride out stock market fluctuations in pursuit of
                                    Income Securities          potentially high long-term returns.  The Asset Allocation Fund is designed for investors who want their investments actively managed among the major asset classes in pursuit of potentially high total return.  It is not designed for an investor who wishes to have a consistent level of income.

Shareholder's Investment            Long-Term                  The value of the Fund's investments and income will vary from day to
Horizon                                                        day, and generally reflect market conditions, interest rates, and other company, political or economic news.  In the short-term, stock prices can fluctuate dramatically in response to these factors.
                                                               Over time, however, stocks have shown greater appreciation potential than other types of securities.  The prices of fixed income securities generally move in the opposite direction from interest rates.  Investments in foreign securities may involve additional risks not present when investing in comparable domestic securities.



ASSET ALLOCATION FUND

     The investment objective of the Asset Allocation Fund is as high a level of total return, including current income and capital appreciation, as is consistent with reasonable investment risk. The Fund seeks to achieve its objective through a flexible policy of allocating assets among common stocks, bonds and cash.

     Under normal market conditions, the Fund's net assets will be allocated according to a benchmark of 50-70% stocks, 25-35% bonds and 0-15% cash. NMIS intends to actively manage the Fund's assets, maintaining a balance over time between investment opportunities and their associated potential risks. In response to changing market and economic conditions, NMIS may reallocate the Fund's net assets among these asset categories. Those allocations normally will be within the ranges indicated above. However, in pursuit of total return, NMIS may under-allocate or over-allocate the Fund's net assets in a particular category.

     Not more than 75% of the Fund's net assets may be invested in either the stock sector or the bond sector. Up to 100% of the Fund's net assets may be invested in money market instruments. No minimum percentage has been established for any of the sectors.

     The stock portion of the portfolio may be invested in any of the types of securities eligible for the Stock Funds, including foreign securities. To take advantage of investment opportunities around the world, the Fund will normally invest 20-25% of its stock investments in foreign stocks (including both direct investments and depository receipts) but will not invest more than 50% of its equity investments in foreign equities. Foreign investments involve risks not normally found when investing in securities of U.S. issuers. See "Foreign Securities," p.__.

     The bond portion of the portfolio may be invested in any of the types of securities eligible for the Select Bond Fund or the High Yield Bond Fund. The Fund may purchase securities on a "when-issued" or forward commitment basis. Bonds purchased by the Fund will be primarily investment-grade debt obligations, although the Fund may invest up to 10% of its total assets in non-investment-grade debt obligations.

     The cash portion of the Fund may include, but is not limited to, debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, commercial paper, banker's acceptances, certificates of deposit and time deposits. The Fund may invest in obligations of domestic and foreign banks and their subsidiaries and branches.

     Within the asset-allocation categories described above, NMIS will allocate the Fund's investments among countries

(including developing countries), geographic regions, and currencies in response to changing market and economic trends. In making geographical allocations of investments, NMIS will consider such factors as the historical and prospective relationships among currencies and governmental policies that influence currency-exchange rates, current and anticipated interest rates, inflation levels, and business conditions within various countries, as well as other macroeconomic, social, and political factors.

     The Fund may invest in or write option contracts, stock index futures contracts, including indexes on specific industries, interest rate futures contracts, foreign currency futures and forward contracts, repurchase agreements and warrants. See "Financial Futures Contracts," p. __.


                                   BOND FUNDS

BOND FUNDS PROFILE



Investment Objective:                                        Who May Want to Invest:  Thee Funds are designed for investors who primarily seek current income.
     High Yield Bond Fund       High Current Income and
                                Capital Appreciation         The High Yield Bond Fund is designed for investors who are willing to accept higher levels of credit and market risks in return for
     Municipal Bond Fund        High Level of current        potentially higher return.  Because of these risks, this Fund is not
                                income exempt from           appropriate for short-term investment purposes.
                                federal income taxes and
                                preservation of capital
                                                             The Municipal Bohd Fund is designed for investors who want income that
     Select Bond Fund           High Income and              is exempt from regular federal income tax and are willing to accept
                                Total Return Consistent      higher interest rate risk and moderate credit risks.
                                With Preservation of
                                Capital                      The Select Bond Fund is designed for investors who want moderate levels of interest rate and credit risks while seeking high current
Primary Holdings:                                            income.

     High Yield Bond Fund       Corporate Bonds -            A fundamental risk associated with any fund investing in fixed income
                                Non  Investment Grade        securities is that fixed income securities tend to decline in value when interest rates rise.  This effect is generally greater for
     Municipal Bond Fund        Municipal Securities         longer-term bonds, but they generally offer higher yields to compensate for these risks.  In addition, securities that permit prepayment have the risk that they will be paid during periods when
     Select Bond Fund           Corporate Bonds -            interest rates are falling, which generally results in the proceeds
                                Investment Grade             being invested at a lower rate of return.

Shareholder's Investment        Intermediate to Long-Term
Horizon:


HIGH YIELD BOND FUND

     The investment objective of the High Yield Bond Fund is high current income and capital appreciation. The High Yield Bond Fund seeks to achieve its objective by investing primarily in a diversified selection of fixed income securities rated below investment grade by Moody's or Standard & Poor's. The Fund may also invest in nonrated securities. These securities are considered speculative and are sometimes known as "junk bonds."

     The primary investment strategy of the High Yield Bond Fund is to invest in industries or individual companies that have stable or improving fundamental financial characteristics. The success of this strategy depends on the manager's analytical and portfolio management skills. These skills are more important in the selection of high yield/high risk securities than would be the case with a portfolio of high quality bonds. In selecting securities, the manager will consider the ratings assigned by the major rating agencies, but primary reliance will be placed on the manager's evaluation of credit and market risk in relationship to the expected rate of return. The manager of the Fund seeks to reduce the volatility of these securities through careful evaluation of credit risk and market risk and diversification of the Fund's investments.

     The value of the securities held by the Fund will be directly affected by the market perception of the creditworthiness of the securities' issuers and will fluctuate inversely with changes in interest rates. Lower rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities. In addition, the secondary market for high yield/high risk securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities.

     In addition to notes and bonds, the Fund may invest in preferred stocks and convertible securities, including warrants or other equity securities issued as part of a fixed income offering. The Fund may purchase put and call options, on individual securities as well as indexes, and may write covered call and secured put options. The Fund may invest available temporary cash in short-term obligations. The Fund may invest more substantially in such short-term obligations or in investment grade securities rated by Moody's or Standard & Poor's when market conditions warrant a more defensive investment posture.

     The High Yield Bond Fund may invest in foreign securities consistent with its investment objective. Such investments may be in United States currency denominated debt issues or in debt securities in the currency of other nations. The Fund may, but will not necessarily, attempt to hedge its exposures by engaging in transactions in foreign currency futures contracts. For a discussion of the risks involved in these contracts see "Financial Futures Contracts", below.

MUNICIPAL BOND FUND

     The investment objective of the Municipal Bond Fund is a high level of current income exempt from federal income taxes, consistent with preservation of capital. The Fund invests primarily in a diversified portfolio of investment-grade municipal obligations.

     Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal income tax. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities.

     Normally the Fund will invest at least 80% of the value of its net assets in municipal obligations, exempt from Federal taxes. However, taxable debt securities are also permitted for investment. Taxable debt may exceed 20% at times for liquidity or defensive purposes. At least 80% of the value of the Fund's net assets will be invested in (1) securities rated in the top four categories by a nationally recognized statistical rating organization (NRSRO), such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"), or (2) commercial paper rated in the top two categories by a NRSRO, or (3) cash or cash equivalents. Up to 20% of the value of the Fund's net assets may be invested in lower rated securities (below investment grade). See High Yield/High Risk Securities on p. ___. The Fund also may invest in securities which, while not rated, are determined by the advisor to be of comparable quality to those rated securities in which the Fund may invest; for purposes of the 80% requirement described in this paragraph, such unrated securities shall be deemed to have the ratings so determined.

     While the Fund has no security maturity restrictions, its average maturity will normally be 10 years or longer.

     The Fund may invest up to 30% of the value of its net assets in alternative minimum tax (AMT) bonds. AMT bonds are tax-exempt "private activity" bonds issued after August 7, 1986, whose proceeds are directed at least in part to a private, for-profit organization. While the income from AMT bonds is exempt from regular federal income tax, it is a tax preference item for purposes of the "alternative minimum tax." The alternative minimum tax is a special tax that applies to a limited number of taxpayers who have certain adjustments to income or tax preference items.

     The Fund may engage in various investment techniques, such as lending portfolio securities and options and futures transactions. Use of certain of these techniques may give rise to taxable income. See "Investment Policies" in the Statement of Additional Information.

     Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations.

     Certain provisions in the Internal Revenue Code relating to the issuance of municipal obligations may reduce the volume of municipal obligations qualifying for federal tax exemption. One effect of these provisions could be to increase the cost of the municipal obligations available for purchase by the Fund and thus reduce available yield. Proposals that may restrict or eliminate the income tax exemption for interest on municipal obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of municipal obligations for investment by the Fund so as to adversely affect Fund shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of municipal obligation as taxable, the Fund would treat such securities as a permissible taxable investment within the applicable limits set forth herein.

     Federal income tax law requires the holders of a zero coupon security or of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income taxes, the Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

     The Fund may invest, to a limited extent, in options and futures. See "Financial Futures Contracts," p. __ and "Options," p.__.

     The Fund may also invest in repurchase agreements or may purchase securities on a "when-issued" or forward commitment basis.

     The Fund may also invest in any of the securities in which the Select Bond Fund may invest, including, but not limited to, preferred stock, mortgage-backed and asset-backed fixed income securities, and obligations of or guaranteed by the United States Government or its agencies.

SELECT BOND FUND

     The primary investment objective of the Select Bond Fund is as high a level of income and total return, as is consistent with preservation of shareholders' capital.

     The Select Bond Fund's assets will be invested primarily in the following types of securities: investment grade corporate debt securities rated by Moody's or Standard & Poor's; obligations of or guaranteed by the United States Government or its agencies; up to 10% in high grade obligations (payable in U.S. dollars) of or guaranteed by the Government of Canada or of a Province of Canada or any instrumentality or political subdivision thereof rated by Moody's or Standard & Poor's; and high quality debt securities issued or guaranteed by a national or state bank or bank holding company.

     At least 70% of the Select Bond Fund's total assets will normally be invested in bonds and debentures which have maturities of at least one year. However, during periods of particular volatility or when an unusual decline in the value of long-term obligations is anticipated, for temporary defensive purposes the Fund may place a larger portion of its assets in cash and short-term obligations, which may include: certificates of deposit of banks or bank holding companies; high quality commercial paper rated by Moody's or Standard & Poor's and cash or cash equivalents. In addition, the Fund may invest in unrated privately placed corporate debt securities that in the judgment of MSF's Board of Directors, are of comparable quality to debt securities rated investment grade or better by Moody's or Standard & Poor's; preferred stocks, convertible securities; and securities carrying warrants to purchase equity securities.

     The Select Bond Fund will not invest in common stocks directly, but may retain up to 10% of its total assets in common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities.

     The Select Bond Fund invests in obligations of a number of U.S. Government agencies. Obligations of some agencies are supported by the full faith and credit of the U.S. Treasury, others are supported only by the credit of an agency. No assurance can be given that the U.S. Government would provide financial support to any agency if it is not obligated to do so by law. The Select Bond Fund will invest in the securities of a particular agency only when the investment advisor is satisfied that the credit risk with respect to such agency is minimal.

     The Select Bond Fund may invest up to 15% of its total net assets in high yield bonds and up to 15% of its total net assets in foreign securities, consistent with its investment objective. See "Foreign Securities," pp. ___ and "High Yield/High Risk Securities," pp. ___. The Fund may also invest in preferred stock and mortgage-backed and asset-backed fixed income securities.

     The Select Bond Fund may also invest in interest rate futures contracts and repurchase agreements. See "Financial Futures Contracts," p. ___.

     The Select Bond Fund may purchase securities on a "when-issued" or forward commitment basis.

OTHER FUND POLICIES AND ASSOCIATED RISKS

FOREIGN SECURITIES

     INVESTMENTS IN FOREIGN SECURITIES, INCLUDING THOSE OF FOREIGN GOVERNMENTS, INVOLVE ADDITIONAL RISKS NOT NORMALLY PRESENT WHEN INVESTING IN COMPARABLE DOMESTIC SECURITIES.

     Some securities of foreign companies and governments may be traded in the United States, such as ADRs, but most are traded primarily in foreign markets. The risks of investing in foreign securities include:

- CURRENCY RISK. For securities that are based in value on foreign currencies (including ADRs), the Fund in essence must buy the local currency in order to buy a foreign security and sell the same local currency after it sells the security.

Therefore, the value of that security to the Fund is affected by the value of the local currency relative to the U.S. currency. As a result, if the value of the local currency falls relative to U.S. currency, the value of that security falls, even though the security has not decreased in value in its home country.

- POLITICAL AND ECONOMIC RISK. Foreign investments can be subject to greater political and economic risks. In some countries, there is the risk that the government may take over assets or operation of the company or impose taxes or place limits on the removal of assets that would adversely affect the value of the security. The possibility of default in foreign government securities, political or social instability or diplomatic developments generally are more of a concern in developing countries, where the possibility of political instability (including revolution) and dependence on foreign economic assistance may be greater than in developed countries.

- REGULATORY RISK. In many countries there is less publicly available information about issuers than is available for companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. In many foreign countries there is less government supervision and regulation of business and industry practices, and it may be more difficult to obtain or enforce judgments obtained against foreign entities.

- MARKET RISKS. Foreign securities often trade with less frequency and volume than domestic securities and are therefore less liquid and more volatile than securities of comparable domestic issuers. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets.

- TRANSACTION COSTS. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher. In addition, other costs, such as tax and custody costs, are generally higher than for domestic transactions.

- PARTICULAR RISKS FOR DEVELOPING COUNTRIES. In general, the risks noted above are heightened for developing countries. In addition, certain developing countries have experienced substantial, and in some cases, rapidly fluctuating rates of inflation for a number of years. Inflation has, and may continue to have a debilitating effect on the underlying economies of these countries. Many developing countries are heavily dependent on international trade and can be adversely affected by trade barriers and protectionist measures, as well as the depreciation or devaluation of their currencies.

HIGH YIELD/HIGH RISK SECURITIES

     These securities tend to offer higher yields than higher rated securities of comparable maturities because the historical financial condition of the issuers of these securities is usually not as strong as that of other issuers.

     High yield fixed income securities usually present greater risk of loss of income and principal than higher rated securities.

     For example, because investors generally perceive that there are greater risks associated with investing in medium or lower rated securities, the yields and price of such securities may tend to fluctuate more than those of higher rated securities. Moreover, in the lower quality segments of the fixed income securities market, changes in perception of the creditworthiness of individual issuers tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed income securities market. The yield and price of medium to lower rated securities therefore may experience greater volatility than is the case with higher rated securities.

     Under adverse market or economic conditions, the secondary market for high yield/high risk securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, MSF could find it more difficult to sell such securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated securities therefore may be less than the prices used in calculating the Fund's net asset value. In the absence of readily available market quotations, high yield/high risk securities will be valued by MSF's Directors using a method that, in the good faith belief of the Directors, accurately reflects fair value. Valuing such securities in an illiquid market is a difficult task. The Directors' judgment plays a more significant role in valuing such securities than those securities for which more objective market data are available.

FINANCIAL FUTURES CONTRACTS

     Each of the Funds (except the Bond Funds) may enter into stock index futures contracts, including indexes on specific securities, as a hedge against changes in the market values of common stocks. The Bond Funds, the Asset Allocation Fund and the International Equity Fund may enter into interest rates futures contracts as a hedge against changes in prevailing levels of interest rates. In both cases, the purpose is to establish more definitely the effective return on securities held or intended to be acquired by the Funds. The Funds' hedging may include sales of futures as an offset against the effect of expected decreases in stock values or increases in interest rates, and purchases of futures as an offset against the effect of expected increases in stock values or decreases in interest rates.

     A Fund will not enter into a futures contract if, as a result thereof, the sum of the initial margin deposits of all open futures positions (other than an offsetting transaction) would be more than 5% of the Fund's total assets. More than 5% of the Fund's total assets may be committed to the aggregate of initial and variation margin payments however. Furthermore, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund deposits cash or cash equivalents equal in value to the market value of the futures contract in a segregated account for the Fund with the Fund's custodian.

     Financial futures prices are volatile and difficult to forecast and the correlation between changes in prices of futures contracts and the securities being hedged can only be approximate. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected stock market or interest rate trends.

     Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. A relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

     A description of financial futures contracts is included in the

Statement of Additional Information.

OPTIONS

     Each of the Funds may purchase put or call options or write covered put or call options with respect to certain securities, indices or foreign currencies. A description of put and call options and covered put and call options is included in the Statement of Additional Information.

EURODOLLAR CERTIFICATES OF DEPOSIT

     The Growth Stock, Growth and Income Stock, Asset Allocation, High Yield Bond and Municipal Bond Funds may purchase Eurodollar certificates of deposit issued by foreign branches of U.S. banks, but consideration will be given to their marketability and possible restrictions on the flow of international currency transactions. Investment in such securities involves considerations which are not ordinarily associated with investing in domestic instruments, including currency exchange control regulations, the possibility of expropriation, seizure, or nationalization of foreign deposits, less liquidity and increased volatility in foreign securities markets as well as the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions that might adversely affect the payment of principal and interest. If the Fund were to invoke legal processes, it might encounter greater difficulties abroad than in the United States.

REPURCHASE AGREEMENTS AND WARRANTS

     Certain securities of each Fund may be subject to repurchase agreements. Each of the Funds (except the Select Bond Fund) may also invest in warrants. A description of repurchase agreements and warrants is included in the Statement of Additional Information.

INVESTMENT RESTRICTIONS

The significant investment restrictions common to all the Funds are described below. The investment restrictions of a Fund may be changed only with the approval of the majority of the Fund's shares outstanding. These investment restrictions provide that each Fund will not:

1.   Acquire more than 25% of any class of equity securities of any one issuer.

2. With respect to at least 75% of the value of the total assets of the Fund, invest more than 5% of the value of such assets in the securities of any one issuer (except securities issued or guaranteed by the U.S. Government or its agencies), or invest in more than 10% of the outstanding voting securities of any one issuer.

3. Purchase the securities of any other investment company in amounts exceeding 10% of the total assets of the Fund, except in connection with mergers, consolidations or acquisitions of assets.

4. Invest more than 15% of the value of the total assets of the Fund in securities which are restricted as to disposition under federal securities laws and in other illiquid assets.

5. Invest 25% or more of the value of the total assets of the Fund in securities of issuers in any one industry except for obligations of or guaranteed by the U.S. Government, its agencies or instrumentalities.

6. Make loans aggregating more than 10% of the total assets of the Fund at any one time, provided that none of the following is to be considered a loan:
     (1) the purchase of a portion of an issue of publicly distributed bonds, debentures, or other debt securities; (2) the purchase of short-term debt securities; (3) lending portfolio securities; or (4) repurchase agreements.

Additional investment restrictions are included in the Statement of Additional Information.

MANAGEMENT OF THE FUNDS

                                    DIRECTORS

     The Board of Directors of MSF is responsible for setting and overseeing the investment objectives and policies of each Fund, but delegates daily management of the Funds to the investment advisor, the sub-advisors where applicable and the officers of MSF.

                               INVESTMENT ADVISORS

ALL FUNDS

     The Funds' investment advisor is NMIS, a wholly-owned subsidiary of Northwestern Mutual Life. The address of NMIS is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. NMIS has served as investment advisor to each of the mutual funds sponsored by Northwestern Mutual Life, including Northwestern Mutual Series Fund, Inc., subject to the supervision and control of the boards of directors of the funds, since their incorporation. NMIS provides investment advice and recommendations regarding the purchase and sale of securities for the Funds. Northwestern Mutual Life employs a full staff of investment personnel to manage its investment assets. Northwestern Mutual Life's personnel and related facilities are utilized by NMIS in performing its investment advisory functions. For the Funds identified below, NMIS has retained a subadvisor to provide investment advice and, in general, to conduct the management investment program of the Fund, subject to the general control of the advisor and the Board of Directors of MSF.

GROWTH AND INCOME STOCK FUND

     J.P. Morgan Investment Management, Inc. ("J.P. Morgan"), a Delaware corporation with principal offices at 522 Fifth Avenue, New York, New York 10036, a wholly-owned subsidiary of J.P. Morgan & Co., is the sub-advisor for the Growth and Income Fund.

INTERNATIONAL EQUITY FUND

     Templeton Investment Counsel, Inc. ("Templeton"), a Florida corporation with principal offices at 500 East Broward Boulevard, Ft. Lauderdale, Florida 33394, a wholly-owned indirect subsidiary of Franklin Resources, Inc., is the sub-advisor for the International Equity Fund.

FUND MANAGERS

     MARK G. DOLL, Senior Vice President of Northwestern Mutual Life, joined Northwestern Mutual Life in 1972 and holds B.A. and M.B.A. degrees from the University of Wisconsin-Milwaukee. He is a Chartered Financial Analyst. Mr. Doll is responsible for investment management of the Asset Allocation Fund and supervision of investment management for all of the Funds. He is also responsible for the publicly traded investments of Northwestern Mutual Life, and for investment management of the Balanced Portfolio of the Series Fund.

     PATRICIA L. VANKAMPEN, Vice President of Common Stocks of Northwestern Mutual Life, joined Northwestern Mutual Life in 1974. She holds a B.A. degree from St. Norbert College and an M.B.A. from Marquette University, and is a Chartered Financial Analyst. Ms. Van Kampen is responsible for the equity portion of the Asset Allocation Fund. She is also responsible for all common stock investments of Northwestern Mutual Life, and for investment management of the equity portion of the Balanced Portfolio of the Series Fund.

     WILLIAM R. WALKER, Director of Common Stocks of Northwestern Mutual Life, joined Northwestern Mutual Life in 1984. Prior to this, he worked for the Chicago Board Options Exchange, the Milwaukee Company, and Armco Insurance. Mr. Walker is a Chartered Financial Analyst, and holds a B.S. degree from Marquette University and an M.B.A. from Miami of Ohio. He has primary responsibility for the management of the Aggressive Growth Stock Fund. He also has primary responsibility for the Aggressive Growth Stock Portfolio of the Series Fund, as well as the small company portfolio of Northwestern Mutual Life.

     JULIE M. VANCLEAVE, Director of Common Stocks of Northwestern Mutual Life, joined Northwestern Mutual Life in 1984 and holds B.A. and M.B.A. degrees from the University of Wisconsin-Madison. Ms. Van Cleave is a Chartered Financial Analyst and has primary responsibility for the Growth Stock Fund. She also has primary responsibility for the Growth Stock Portfolio of the Series Fund and the large company portfolio of Northwestern Mutual Life.

     STEVEN P. SWANSON, Vice President of Securities of Northwestern Mutual Life, joined Northwestern Mutual Life in 1981. He received a B.A. degree from Lawrence University and an M.B.A. from the University of Michigan. Mr. Swanson is responsible for the High Yield Bond Fund. He is also responsible for the High Yield Bond Portfolio of the Series Fund and also manages the high yield bond portfolio of Northwestern Mutual Life.

     JEFFERSON V. DEANGELIS, Vice President - Fixed Income of Northwestern Mutual Life, joined Northwestern Mutual Life in 1983. Subsequently, he was a portfolio manager for Van Kampen Merritt. Before returning to Northwestern Mutual Life in 1992, he served as a portfolio manager for Putnam Management Company from February of 1987 through February of 1992. He received a BA degree from Carroll College and a MBA degree from Marquette University, and is a Chartered Financial Analyst. Mr. DeAngelis has primary investment responsibility for the Select Bond Fund and the fixed income portion of the Asset Allocation Fund. He also has primary investment responsibility for the Select Bond Portfolio of the Series Fund, the fixed-income securities of the Balanced Portfolio of the Series Fund and various portfolios of Northwestern Mutual Life.

     RONALD C. ALBERTS, Investment Officer of Northwestern Mutual Life, joined Northwestern Mutual Life in 1984. He received a B.A. degree from Carroll College and an MBA degree from Marquette University, and is a Chartered Financial Analyst. Mr. Alberts is responsible for the Municipal Bond Fund as well as management of other client accounts.

     LISA WALLER ORAM, Managing Director of J.P. Morgan Investment, joined J.P. Morgan in 1982. She holds undergraduate and graduate degrees from the University of Wisconsin-Madison. Ms. Oram is a Chartered Financial Analyst. She has primary responsibility for the Growth and Income Stock Fund. She also has primary responsibility for the Growth and Income Stock Portfolio of the Series Fund, and also manages several pension fund and other mutual fund accounts.

     MARC S. JOSEPH, Vice President/Portfolio Manager of Templeton Investment Counsel, Inc., joined Templeton in September of 1993. Prior to this, Mr. Joseph served as Vice President of Pacific Financial Research from May of 1990 through August of 1993. He holds a BS degree in Computer Science from the College of William & Mary, an MBA from Harvard Business School, and a JD from Harvard Law School. He has primary responsibility for the International Equity Fund. He also has primary responsibility for the International Equity Portfolio of the Series Fund, and manages several other mutual funds and separate accounts.
Mr. Joseph also has various research responsibilities at Templeton.


INVESTMENT ADVISORY FEES

     Each Fund pays NMIS an annual fee, payable in monthly installments, for investment advisory services. The investment advisory agreement describes the services to be provided and the fee to be paid, which is an annual rate based on the average daily net assets of the Fund according to the following schedule:

                       Fund                                 Fee
                       ----                                 ---
               Aggressive Growth Stock                     0.75%
               International Equity                        0.85%
               Growth Stock                                0.75%
               Growth and Income Stock                     0.65%
               Index 500 Stock                             0.30%
               Asset Allocation                            0.70%
               High Yield Bond                             0.75%
               Municipal Bond                              0.30%
               Select Bond                                 0.30%

     Of the amounts received from the Fund, NMIS pays the sub-advisor for the Growth and Income Stock Fund at the annual rate of .45% on the first $100 million of assets, .40% on the next $100 million, .35% on the next $200 million and .30% on assets over $400 million. For the International Equity Fund, NMIS pays the sub-advisor at the annual rate of .50% of assets, reduced to .40% on assets over $100 million. The breakpoints for the fees paid to the sub-advisors will be based on the aggregate assets of the respective Fund and the corresponding Portfolio of the Series Fund.

     NMIS has agreed to waive its fee or reimburse each Fund for expenses if the total operating expenses of the Fund exceed the Total Operating Expenses set forth in the table on p.__.


                             OTHER SERVICE PROVIDERS

     The following parties provide the Funds with administrative and other services:

TRANSFER AGENT

     National Financial Data Services ("NFDS")
     Post Office Box ________
     Kansas City, Missouri ________

CUSTODIAN

     For the domestic assets of Growth and     For the domestic assets of
     Income Stock Fund, High Yield Bond        AggressiveGrowth Stock Fund,
     Fund and Municipal Bond Fund:             Growth Stock Fund,Index 500 Stock
                                               Fund, Asset Allocation Fund and
                                               Select Bond Fund:
       Bankers Trust Company                     The Chase Manhattan Bank, N.A.
       16 Wall Street                            One Chase Manhattan Plaza
       New York, New York  10015                 New York, New York  10081


     For the International Equity Fund and
     any foreign assets of the other
     Funds:
       Brown Brothers Harriman & Co.
       40 Water Street
       Boston, Massachusetts  02109

ADMINISTRATOR

     The Northwestern Mutual                   International Equity Fund fund
     Life Insurance Company                    accounting:
     720 East Wisconsin Avenue                   Brown Brothers Harriman & Co.
     Milwaukee, Wisconsin  53202                 40 Water Street
                                                 Boston, Massachusetts  02109

DISTRIBUTOR

     Robert W. Baird & Co. Incorporated ("Baird")
     777 East Wisconsin Avenue
     Milwaukee, Wisconsin  53202

     The Distributor is controlled by Northwestern Mutual Life and, therefore, an affiliate of NMIS.

FUND EXPENSES

     In addition to the investment advisory fee, each Fund pays fees to certain other service providers, such as the transfer agent, custodian and administrator. Each Fund also bears certain expenses, such as brokerage and other transaction costs, outside professional and auditing fees, registration fees, association fees, trademark fees, organizational costs, insurance premiums, printing and mailing costs of sending reports and other information to existing shareholders, the fees and expenses of the Directors who are not officers or employees of an affiliated company and any interest, taxes and extraordinary expenses incurred by the Funds. In addition, each Fund pays the Distributor certain fees for shareholder servicing and distribution expenses, which vary based on the class of shares. (See "Distribution and Service Fees," p.__)

ADMINISTRATIVE FEES

     Each Fund pays Northwestern Mutual Life a monthly fee at an annual rate of 0.10% plus costs of pricing securities; for administrative services, which include recordkeeping, preparation of reports and filing tax returns; and for fund accounting (except for the International Equity Fund). For the International Equity Fund, Northwestern Mutual Life waives a portion of its fee equal to the fund accounting fee paid to Brown Brothers Harriman & Co.

                             PORTFOLIO TRANSACTIONS

     In executing portfolio transactions, the investment advisor or sub-advisor will attempt to obtain the best net results for a Fund, taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. In effecting purchases and sales of portfolio securities in transactions on United States stock exchanges for the account of a Fund, the investment advisor or sub-advisor may pay higher commission rates than the lowest available when the investment advisor or sub-advisor believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. The advisor and sub-advisors are authorized to place orders with the Distributor, subject to all applicable legal requirements, when they believe that the combination of price and execution are comparable to that of other broker-dealers.

     The frequency of portfolio transactions, a Fund's turnover rate, will vary from year to year depending on market conditions. It is anticipated that the annual portfolio turnover rate for the Index 500 Stock Fund will not exceed 10% and that the rate for the High Yield Bond Fund will not exceed 140%. For the other Funds, it is anticipated that the rate will not exceed 100%.

BUYING AND SELLING FUND SHARES

                               INVESTMENT MINIMUMS


                                              TYPE OF ACCOUNT                                     INVESTMENT MINIMUMS
                                              ---------------                                     -------------------

Shares of the Funds are available through
registered representatives of Robert W.                                                  INITIAL                     SUBSEQUENT
Baird & Co. Inc. ("Baird"), including                                                    INVESTMENT                  INVESTMENT
Northwestern Mutual Life agents and Baird                                                ----------                  ----------
Investment Officers or, in certain cases,     Regular Account                              $1,000                       $100
from the Fund itself.  The following table
illustrates the minimum investment            Individual IRAs (regularor spousal)          $  500                       $100
requirements for the initial and
subsequent investments in each of the         Other Tax Qualified
Funds, which may be changed at any time at    Retirement Plans                             $   50                       $ 50
the sole discretion of the Fund.
                                              Automatic Investment Plans                   $   50                       $ 50


                                                    FLEXIBLE SALES CHARGE OPTIONS

WHICH OPTION IS RIGHT FOR YOU?

     Each Fund offers its shares in two classes to allow you to choose the method of purchasing shares that is most beneficial to you in light of such factors as the amount of your investment, your holdings of Fund shares, how long you expect to hold your investment and other such circumstances.

     Class A shares are available for investors choosing an initial sales charge and Class B shares are for investors who prefer a deferred sales charge. The two classes of shares each represent interests in the same Fund, have the same rights and, except with respect to differences in sales charge and distribution charges, are identical in all respects. Class A and Class B shares each bear expenses of shareholder servicing fees and distribution fees as well as any expenses (which may include incremental transfer agency costs) resulting from such arrangements, and have exclusive voting rights with respect to their particular distribution plan. The two Classes have different exchange privileges, as described below.

     The net income attributable to Class A or Class B shares and the dividends payable thereon will be reduced by the amount of the shareholder servicing and distribution fees attributable to such shares and incremental expenses associated with such class. Sales personnel will receive equal compensation for selling Class A and Class B shares.

CLASS A SHARES

INITIAL SALES CHARGE

     The following table sets forth the initial sales charge that applies to purchases of Class A shares of the Funds.

--------------------------------------------------------------------------------
                                           Sales charge as
                                            percentage of
--------------------------------------------------------------------------------
          Amount of Purchase           Offering             Net      Dealer
                                         Price           Amount    Allowance(1)
                                                       Invested
--------------------------------------------------------------------------------

          Less than $50,000              4.75%            4.99%       4.00%
    $50,000 but less than 100,000        3.75%            3.90%       3.00%
    $100,000 but less than 250,000       2.75%            2.83%       2.00%
    $250,000 but less than 500,000       2.00%            2.04%       1.50%
   $500,000 but less than 1,000,000      1.50%            1.52%       1.00%
          $1,000,000 or more             None(2)          None        1.00%(3)
--------------------------------------------------------------------------------


(1)  Dealer allowance may be changed periodically.

(2) No sales charge is imposed at the time of purchase on amounts of $1 million or more. However a contingent deferred sales charge will be charged if shares are redeemed within 18 months following their purchase at the rate of 1% on the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gains distributions) or the cost of such shares. The contingent deferred sales charge may be waived in certain circumstances. See "When Will the Contingent Deferred Sales Charge Be Waived," p.__.

(3) A dealer allowance is paid on sales of $1 million or more at the rates of 1.00% on the amount up to $2.5 million; 0.50% on the next $2.5 million; and 0.25% on amounts over $5 million.

     WHICH INVESTMENTS IN RELATED ACCOUNTS QUALIFY FOR REDUCED SALES CHARGES?

     Investments in related accounts in both Class A and Class B shares (in certain circumstances) which may be aggregated to qualify for a reduced sales charge include purchases made for you, your spouse and children under the age of 21 as well as those made in a tax qualified plan such as an IRA for those individuals or by a company solely controlled by those individuals or in a trust established exclusively for the benefit of those individuals. Purchases by a trustee or other fiduciary if the investment is for a single trust, estate or fiduciary account including pension, profit-sharing or other employee benefit trusts created pursuant to a qualified plan may be combined to qualify for a reduction of the sales charge. Reduced sales charges may also be applied to purchases by qualified employee benefit plans of a single corporation or of corporations affiliated with each other. Purchases made for a customer in nominee or street name accounts (accounts which hold the customer's shares in the name of a broker or another nominee such as a bank trust department) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as noted above.

     WHEN WILL THE SALES CHARGE ON CLASS A SHARES BE REDUCED OR WAIVED?

          There are several ways to reduce or eliminate the initial sales charge:

     -    combined purchases

     -    cumulative discount

     -    letter of intent

     -    special waivers for certain categories of investors

     COMBINED PURCHASES. Purchases made at the same time for any of the Funds in related accounts may be aggregated for the purpose of receiving a discounted sales charge. Notice must be given at the time the orders are placed that there are multiple orders which qualify for a reduced sales charge.

     CUMULATIVE DISCOUNT. Purchases may also qualify for a reduced sales charge based on the current total net asset value of your account and any related accounts in any of the Funds or the SSGA Money Market Fund. Notice must be given at the time the order is placed that it qualifies for a reduced sales charge based on related holdings in existing Fund accounts.

     LETTER OF INTENT. Reduced sales charges may be applied to purchases over a period of 13 months by entering into a non-binding Letter of Intent. Existing holdings may be combined with new purchases in related accounts as shown above to reach the investment commitment of the Letter of Intent. Purchases resulting from the reinvestment of distributions (dividends and capital gains) which are done at net asset value, do not count towards completion of the Letter of Intent. Up to 5% of the stated amount of the Letter of Intent will be held in escrow to cover additional sales charges which may be due if investments over the 13 month period are not sufficient to qualify for the sales charge reduction. See the Statement of Additional Information and the Fund account application for further details.

     SPECIAL WAIVERS. Class A shares may be purchased without an initial sales charge in the following situations. No dealer allowance is paid on such purchases.

     - Shares purchased by the officers, directors, employees, agents, employees of agents, and employees of agencies of MSF, Northwestern Mutual Life, NMIS, or the Distributor, or their spouse or children under the age of 21 or trust or retirement plans for their benefit.

     - Shares purchased by reinvesting the proceeds of the redemption of shares of one or more open-end mutual funds. The purchaser must provide appropriate documentation that the redemption occurred not more than 90 days prior to the reinvestment of the proceeds in Class A shares, and that no contingent deferred sales charge was paid on the redemption.

     - Shares purchased by the reinvestment of dividends or other distributions from a Fund.

     - Shares purchased by the reinvestment of loan repayments by participants in retirement plans.

     - Shares issued in connection with the acquisition by a Fund of another investment company.

     Class A shares may also be purchased without an initial sales charge in the following situations. However, redemptions of such shares within 18 months of purchase are subject to a contingent deferred sales charge of 1% of the lesser of the value of the shares redeemed or the total cost of the shares. A dealer allowance is paid on such purchases at the rates of 1.00% on the amount up to $2.5 million; 0.50% on the next $2.5 million; and 0.25% on amounts over $5 million.

     -    any purchase of $1 million or more of the Funds' shares;

     - purchases by qualified retirement plans with an initial investment of $250,000 or more, or which have at least 50 eligible participants; and

     - purchases by bank trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity.

     REINSTATEMENT PRIVILEGE. If you redeem some or all of your Fund shares, you have up to 90 days to reinvest all or part of the redemption proceeds in Class A shares of the Fund without paying a sales charge. This privilege applies only to redemptions of Class A shares on which an initial or deferred sales charge was paid or to redemptions of Class A shares of the Fund that you purchased by reinvesting dividends or distributions. You must ask the Transfer Agent or your registered representative to apply this privilege when you send your payment.

     The reduced sales charge programs may be changed or discontinued at any time upon prior written notice to shareholders of the Funds.

DISTRIBUTION AND SERVICE FEES

     Each Fund has adopted plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, which provide that all shareholders shall be subject to a distribution fee. Class A shares are subject to a distribution fee of up to 0.10% per year of the average daily net assets of Class A shares. The distribution fee is payable to the Distributor to reimburse it for services and expenses incurred in connection with the distribution of Fund shares. These expenses include payments to registered representatives, expenses of printing and distributing prospectuses to persons other than Fund shareholders, expenses of preparing and printing and distributing advertising and sales literature.

     In addition, each Fund is subject to a shareholder servicing fee. Each class pays a shareholder servicing fee of up to 0.25% per year of the average daily net assets of that class, which may be paid to brokers who provide ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.

CLASS B SHARES

CONTINGENT DEFERRED SALES CHARGE

     Unlike an initial sales charge, which is paid when you purchase shares, a contingent deferred sales charge is only paid if you sell your shares during a certain period of time. Class B shares are offered at net asset value without an initial sales charge but subject to a contingent deferred sales charge as set forth in the table below. The schedule shows the contingent deferred sales charges applicable for the first through seventh years of redemption after purchase for different purchase amounts. The schedule applicable to a specific purchase varies by the amount of that purchase and is determined at the time the purchase is made; it may be reduced as described under "Combined Purchase" and "Cumulative Discount," p.__.


                                       Contingent Deferred Sales Charge Applicable in the Year of Redemption After
                                       Purchase(1)
---------------------------------------------------------------------------------------------------------------------------------
Amount of Purchases                      First       Second     Third      Fourth    Fifth      Sixth     Seventh       Dealer
                                                                                                             on      Allowance(2)
---------------------------------------------------------------------------------------------------------------------------------

         Less than $50,000                 5%          4%         3%         3%        2%        1%          0%          4.00%
   $50,000 but less than 100,000           4%          3%         3%         2%        1%        0%          0%          3.00%
   $100,000 but less than 250,000          3%          3%         2%         1%        0%        0%                      2.00%
   $250,000 but less than 500,000          3%          2%         1%         0%        0%                                1.50%
  $500,000 but less than 1,000,000         2%          1%         0%         0%                                          1.00%
         $1,000,000 or more              N/A(3)
---------------------------------------------------------------------------------------------------------------------------------


---------------

(1) No contingent deferred sales charge is paid on an exchange of shares nor is one paid on the sale of shares received as a reinvestment of dividends or capital gains distributions. Class B shares will convert to Class A shares two years after the expiration of the contingent deferred sales charge for that purchase. Shares received as a reinvestment of dividends or capital gains distributions will be converted to Class A shares in the same proportion as purchased shares are converted.

(2)  Dealer allowance may be changed periodically.

(3) Purchases of $1 million or more are not accepted in Class B shares. Class A shares will be issued in these cases.

     In determining whether a contingent deferred sales charge is applicable to a redemption of Class B shares, the calculation will be made in a manner that results in the lowest possible charge. It will be assumed that the redemption is made first from shares acquired through the reinvestment of dividends and distributions; then from amounts representing the increase in net asset value of your holdings of Class B shares above the total amount of payments for the purchase of Class B shares during the preceding six years; then from shares held beyond the applicable contingent deferred sales charge period; and finally, from shares subject to the lowest conditional deferred sales charge.

     If you are exchanging shares for shares of the SSGA Money Market Fund, no contingent deferred sales charge is charged at the time of the exchange. If you later redeem your Money Market Fund shares, you will be charged the applicable contingent deferred sales charge as if your shares were redeemed as of the time of your exchange into the Money Market Fund. The contingent deferred sales charge will not decrease for the time amounts are held in the Money Market Fund.

AUTOMATIC CONVERSION OF CLASS B SHARES

     Class B shares are automatically converted to Class A shares two years after the expiration of any contingent deferred sales charge. This conversion feature relieves Class B shareholders of the higher asset-based sales charge that otherwise applies to Class B shares under the Class B distribution plan described below. The conversion is based on the relative net asset value of the two classes, and no charge is imposed in connection with the conversion.

WHEN WILL THE CONTINGENT DEFERRED SALES CHARGE SCHEDULE BE REDUCED?

     There are two ways to reduce the contingent deferred sales charge schedule:

     COMBINED PURCHASES. Purchases made at the same time for any of the Funds in related accounts may be aggregated for the purpose of receiving a reduced contingent deferred sales charge schedule. Notice must be given at the time the orders are placed that there are multiple orders which qualify for a reduced contingent deferred sales charge schedule.

     CUMULATIVE DISCOUNT. Purchases may also qualify for a reduced contingent deferred sales charge schedule based on the current total net asset value of your account and related accounts in any of the Funds or the SSGA Money Market Fund. Notice must be given at the time the purchase order is placed that it qualifies for a reduced contingent deferred sales charge schedule based on related holdings in existing Fund accounts.

     The Letter of Intent option is not available for Class B shares.

WHEN WILL THE CONTINGENT DEFERRED SALES CHARGE BE WAIVED?

     A contingent deferred sales charge will not be assessed on Class A or B shares for:

     - exchanges of Class A or B shares of one Fund for the same class of shares of another Fund;

     - redemptions from tax deferred retirement plans and Individual Retirement Accounts for required minimum distributions due to attainment of age 70 1/2;

     - redemptions from tax deferred retirement plans for returns of excess contributions to the plan, termination of employment, participant loans and hardship withdrawals;

     - redemptions as a result of death of the registered shareholder or in the case of joint accounts, of all registered shareholders;

     - redemptions as a result of the disability of the registered shareholder (as determined in writing by the Social Security Administration) which occurs after the account was established;

     -    redemptions for failure to meet minimum account balances; and

     - systematic withdrawal amounts provided amounts withdrawn do not exceed on an annual basis 10% of the account value at the time the Transfer Agent receives the request.

DISTRIBUTION AND SHAREHOLDER SERVICING FEES

     Class B shares are charged fees at an annual rate of 1.00% of the average daily net assets of Class B shares to compensate the Distributor for certain distribution and shareholder servicing expenses. These fees consist of a fee at an annual rate of 0.75% for distribution expenses pursuant to a plan adopted under Rule 12b-1 under the Investment Company Act of 1940 and a fee at an annual rate of 0.25% for shareholder servicing expenses. See "Distribution and Service Fees," p.__. Upon the conversion of Class B shares to Class A shares, those fees are lowered from 1.00% to 0.35%.

     HOW SHARES ARE PRICED

     Shares are purchased at their public offering price, which is based upon a Fund's net asset value per share, plus an initial sales charge on the Class A shares. Each Fund calculates its net asset value ("NAV") as follows:

NAV  =    (Value of Fund Assets) - (Fund Liabilities)
          -------------------------------------------
                 Number of Outstanding Shares

     Net asset value is determined as of the end of regular trading hours on the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. Eastern time) on days the Exchange is open.

     Each Fund values its assets at their current market value when market quotations are readily available. If a market value cannot be established, assets are valued at fair value as determined in good faith by or under the direction of MSF's Board of Directors. Short-term securities which mature in 60 days or less are valued by using the amortized cost method, unless the Board determines that this does not represent fair value. All investments by the International Equity Fund are valued daily in U.S. dollars based on the then prevailing exchange rate. Specific information about how the Funds value certain assets is set forth in the Statement of Additional Information.


SHAREHOLDERS GUIDE


                                HOW TO BUY SHARES


                                    GENERAL

     You must indicate at the time of investment whether you are purchasing Class A shares or Class B shares. You also are required by federal regulations to certify your taxpayer identification (social security) number when opening your account. Failure to provide an identification number could subject you to back-up withholding on any distributions, redemptions or disbursements from your account.

     Purchase orders are effected at the net asset value per share next determined after receipt of the order in proper form by the Transfer Agent.

     If your check used for investment does not clear, a fee may be imposed by the Transfer Agent. All payments should be in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. The Funds reserve the right to reject any purchase order.

     All checks should be made payable to Mason Street Funds. Third party checks will not be accepted.


                               OPENING AN ACCOUNT

            Contact your registered representative for instructions.


                              ADDING TO AN ACCOUNT

             Contact your registered representative for instructions

                                       or

By Mail Identify the Fund and account number or use the remittance slip attached to your account statement. Send a check payable to Mason Street Funds. Mail all subsequent investments to the address on the left.
[NFDS]


By Wire Initial or subsequent purchase payments can also be made by Federal Funds wire, transferred along with proper
[Bank] instructions directly to your account. Before an initial wire transfer can be accepted, an account must be established for you. See your registered representative or call 1-800-_______ for further instructions. Your financial institution may charge a fee for wiring funds to your account. Consult your bank for information on remitting funds by wire and any associated bank charges.

By Telephone        This service allows you to purchase additional shares
[telephone number]  quickly and conveniently through an electronic transfer of money. When you make a purchase by telephone, your predesignated bank account will be debited for the desired amount. You can establish this privilege when you open your account or, if your account is already established, call 1-
                    800-________ to request the appropriate form. This option will become effective ___ days after the form is received.

                          AUTOMATIC INVESTMENT PROGRAMS

Automatic Investing Money is automatically transferred from your bank account to your Fund account monthly or quarterly. The minimum amount per transfer is $50 per Fund account. This privilege may be set up when your account is opened or at any later date by completing the appropriate section of the Fund application. You may discontinue your participation in this program at any time.

Payroll Deduction   If your employer can initiate an automatic payroll
                    deduction, you may make regular investments of $50 or more per Fund account up to once per month from your paycheck.
                    To obtain information on establishing this option call 1-
                    800-_______.

Systematic Exchange In order to assist you in a dollar-cost averaging purchase program, you may designate the amount of money ($50 minimum per Fund account) to be automatically exchanged from one Fund to another once per month. In order to set up this option, you must have at least $5,000 in the Fund from which you are exchanging. You may discontinue your participation in this program at any time. For more information on how to establish this option, call 1-800-________.



                             HOW TO EXCHANGE SHARES

     On any business day you may exchange your shares for shares of another Fund of the same class.


By Mail             To exchange your shares, your written request should include
[Address]           the following information:

                    -    the name of the Fund(s) exchanging out of and into;

                    -    the account number(s);

                    -    the amount of money or number of shares being redeemed;

                    -    the name(s) on the account;

                    - the signature(s) of all registered account owners (see How to Sell Shares for more information about the signature requirements based on the type of account); and

                    -    your daytime telephone number.


By Telephone
[telephone number]  Accounts are automatically eligible for the telephone exchange option unless this privilege was declined on the application or otherwise in writing Call the number noted with the same information as noted above.



General Exchange Policies

- Except for Systematic Exchanges and qualified plans, the exchange minimum is $1,000, or the total account value if less.

- You may make twelve exchanges out of each Fund during a calendar year (exclusive of Systematic Exchanges). There is no charge for exchanges. Special rules apply for qualified plans.

- Exchanges between accounts will only be accepted if the registrations are identical.

- The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

- An exchange represents the sale of shares from one Fund and the purchase of shares of another Fund, which may produce a taxable gain or loss in a non-tax deferred account.


     You may also exchange your shares for shares of the SSGA Money Market Fund.

- A copy of the SSGA Money Market Fund prospectus should be read before making such exchange.

-    General Exchange Policies apply to exchanges to the SSGA Money Market Fund.

- If you are exchanging Class A shares, the shares are exchanged at net asset value (in or out).

- If you are exchanging Class B shares, no contingent deferred sales charge is charged at the time of the exchange See "Contingent Deferred Sales Charge," p.__.




                               HOW TO SELL SHARES

                     THROUGH YOUR REGISTERED REPRESENTATIVE

              Contact your representative directly for instructions

                           THROUGH THE TRANSFER AGENT


By Mail

[Address]           Send a  written request, signed by each owner (if joint
                    account) to the Transfer Agent at the address on the left.


By Wire As soon as appropriate information regarding your bank account has been established for your Fund account, you may write or telephone redemption requests to the Transfer Agent, and redemption proceeds will be wired in federal funds to the commercial bank you have specified. Information regarding your bank account may be provided on the Account Application or in a signature guaranteed letter of instruction to the Transfer Agent. Signature guarantee requirements are discussed below.

                    Redemption proceeds will normally be wired the next business day following the day on which your request and any other necessary documents have been received by the Transfer Agent.

                    Requests must be for at least $______ and may be subject to limits on frequency and amount. A charge of $15 will be imposed for wire redemptions.

                         Wire Privileges may be modified or suspended at any time.

                         Contact your bank for information on any charges imposed by the bank in connection with receipt of redemptions by wire.

By Telephone

[telephone number]       Accounts have this option unless this option was
                         specifically declined on the application or in writing.
                         You may redeem up to $50,000 daily from your account by calling the listed number before 4:00 p.m. Eastern time. Checks will be sent to the address of record.

                              AUTOMATIC REDEMPTION

Systematic Withdrawals   You may provide for the automatic redemption of a
                         specific dollar amount from your account on a regular
                         basis.  The minimum amount of a withdrawal is $100 and
                         the minimum account size is $10,000.
Minimum Accounts         The Fund reserves the right to redeem any Regular
                         Account if, after sixty days written notice, the account's value remains below a $1000 minimum balance.


General Redemption Policies

- Redemption orders are effected at the net asset value per share next determined after receipt of the order in proper form by the Transfer Agent. When you redeem your Class B shares within six years of purchase, you may be subject to a contingent deferred sales charge as set forth in this prospectus.

- Redemption requests must be signed by each shareholder, including each joint owner. When redeeming shares, you should indicate whether you are redeeming Class A or Class B shares. If you own both Class A and Class B shares, Class A shares will be redeemed first unless you request otherwise. Certain types of redemption requests will need to include a signature guarantee. Signature guarantees must accompany redemption requests for:
     (i) an amount in excess of $50,000; or (ii) any amount if the redemption proceeds are to be sent somewhere other than the address of record on the Funds' books or if the current address of record has not been on the Fund's books for sixty days.

- You may obtain a signature guarantee from: (i) a bank which is a member of the FDIC; (ii) a trust company; (iii) a member firm of a national securities exchange; or (iv) another eligible guarantor institution. Guarantees must be signed by an authorized signatory of the guarantor institution and be accompanied by the words "Signature Guaranteed." A notary public cannot provide a signature guarantee.

- The Fund ordinarily will make payment for all shares redeemed within three business days after the Transfer Agent receives a request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if the shares to be redeemed have been purchased by check, the Fund will, upon the clearance of the purchase check, mail the redemption proceeds. It may take up to 15 days for the purchase check to clear. This does not apply to situations where a Fund receives payment via immediately available funds for the purchase of shares.



                      QUICK ADDRESS AND TELEPHONE REFERENCE

          Regular Mail                  Express or Certified Mail
               Mason Street Funds            Mason Street Funds



          [telephone numbers]


DISTRIBUTIONS AND TAXES

                           DIVIDENDS AND DISTRIBUTIONS

     Each Fund distributes substantially all of its net realized capital gains and net investment income to its shareholders. A capital gain or loss is the difference between the purchase and sale price of a security. The Funds will have net capital gains if their capital gains exceed their capital losses, which cannot be assured. Net investment income is determined by subtracting expenses from any interest and dividend income earned by a Fund.

     All the Funds distribute any net realized short and long-term capital gains at least annually.

     The Stock Funds and the Asset Allocation Fund distribute any net investment income to shareholders annually. The Bond Funds declare net investment income dividends daily and distribute such dividends to the shareholders monthly.

     Each Fund pays its dividends and other distributions in additional Fund shares at net asset value unless the shareholder requests cash payments. Shareholders who elect to receive dividends and/or other distributions in cash or in shares of another Fund should contact their registered representative or the Transfer Agent or complete the applicable item on the Fund application.

                                      TAXES

     Each Fund is separate for investment and accounting purposes and will be treated as a separate entity for federal income tax purposes. Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code so that it will not be subject to federal income taxes on net investment income and net capital gains distributed to its shareholders.

TAXES ON REDEMPTIONS

     When shares of any of the Funds are redeemed, including by exchange into another Fund, a shareholder may realize a taxable gain or a loss. The gain or loss is measured by the difference between the redemption proceeds and the shareholder's adjusted basis for the redeemed shares.

TAXES ON FUND DISTRIBUTIONS

     THE FOLLOWING SUMMARY DOES NOT APPLY TO ACCOUNTS THAT ARE OPENED FOR QUALIFIED RETIREMENT PLANS OR BY TAX-EXEMPT INVESTORS. TAXES ON FUND DISTRIBUTIONS TO QUALIFIED RETIREMENT PLAN ACCOUNTS ARE DEFERRED UNTIL MONEY IS WITHDRAWN FROM THOSE ACCOUNTS. THIS SUMMARY ALSO DOES NOT APPLY TO DISTRIBUTIONS FROM THE MUNICIPAL BOND FUND. INFORMATION ABOUT DISTRIBUTIONS FROM THE MUNICIPAL BOND FUND APPEARS SEPARATELY BELOW.

     Dividends and capital gains distributions from the Funds are taxable whether received in cash or additional Fund shares. If such dividends and distributions are declared in October, November or December, they are taxable for the year in which they were declared, if paid by February 1 of the following calendar year. Net investment income dividends and short-term capital gains distributions are taxable as ordinary income. A capital gain distribution is short-term or long-term depending on how long the Fund held the securities that produced it, not how long the shareholder held his or her shares in the Fund. Dividends paid by Funds that are attributable to the Fund's investments in U.S. government securities may be exempt from state and local income taxes.

     Among other things, a Fund's net asset value reflects undistributed income and capital gains. When such income and gains are distributed, the net asset value is reduced by the amount of the distribution. An investor who acquires shares prior to or on the record date for distributions is entitled to receive these distributions.

DISTRIBUTIONS FROM THE MUNICIPAL BOND FUND

     Net investment income dividends declared and paid by the Municipal Bond Fund are, for the most part, "exempt-interest" dividends, whether received in cash or additional shares of the Fund. Exempt-interest dividends are not subject to federal income tax, but they may affect the tax liabilities of taxpayers who are subject to the alternative minimum tax ("AMT"). Exempt-interest dividends are also includible in the modified income of shareholders who receive Social Security benefits for purposes of determining the extent to which such benefits may be taxed. Generally, exempt-interest dividends are not exempt from state or local taxes. However, a state or locality may provide tax exemptions for its residents who receive exempt-interest dividends that relate to Municipal Obligations issued within that state or locality.

     Net investment income dividends derived from taxable obligations held in the Municipal Bond Fund and any capital gains distributions by the Fund are normally taxable as ordinary income and capital gain, respectively, whether received in cash or additional shares of the Fund. Market discount on Municipal Obligations acquired after April 30, 1993 is also treated as ordinary income. NMIS intends to manage the Fund to minimize taxable distributions to the Fund's shareholders. However, there can be no assurance that the Fund will never make such distributions.

     Certain individuals and corporations may be subject to the AMT. For them, exempt-interest dividends derived from private activity bonds are treated as a tax preference item. In addition, for corporate shareholders only, all other exempt-interest dividends are a component of the adjusted current earnings preference item for purposes of the AMT, and a component for computing the corporate environmental tax.

     Corporations and Social Security beneficiaries should consult their tax advisors about the possible consequences to them of investing in the Municipal Bond Fund.

WITHHOLDING

     The Funds are currently required to withhold 31% of all taxable distributions and redemption proceeds payable to any shareholder who has not certified his taxpayer identification number, or who is otherwise subject to backup withholding. Corporate and governmental entities are generally exempt from withholding requirements.

TAX INFORMATION FOR SHAREHOLDERS

     Following the end of each calendar year, each Fund notifies its shareholders of the amount of dividends and capital gains distributions paid (or deemed paid) during that year, and shows the portion of those dividends that qualifies for the corporate dividends-received deduction. The Funds identify amounts taxable as ordinary income and amounts taxable as capital gains, and indicate whether any portion of such income is possibly exempt from state or local taxes. The Municipal Bond Fund provides its shareholders with information about the exempt-interest dividends paid to them (since they must disclose it on their federal income tax returns), and reports the amount that relates to private activity bonds which could be subject to the AMT. Under certain circumstances, notices provided to the International Equity Fund shareholders also specify their respective shares of foreign taxes paid by that Fund. International Equity Fund shareholders are required to include their pro-rata share of those taxes in gross income, but may be entitled to claim a credit or deduction for them.

     The foregoing is only a summary of some important federal tax law provisions that can affect the Funds and their shareholders. There may be other federal, state or local tax law provisions which affect some or all investors. Prospective investors and current shareholders are urged to consult their tax advisors about their individual circumstances.

OTHER INFORMATION

                                  ORGANIZATION

     MSF was incorporated in Maryland on August 30, 1996.

     MSF issues a separate series of capital stock for each Fund. Each share of capital stock issued with respect to a Fund has a pro rata interest in the assets of that Fund and has no interest in the assets of any other Fund. Each share of capital stock is entitled to one vote on all matters submitted to a vote of shareholders. Shares of a Fund will be voted separately, however, on matters affecting only that Fund, including approval of the Investment Advisory Agreement and changes in fundamental investment polices of a Fund. The assets of each Fund are charged with the liabilities of the Fund and their proportionate share of the general liabilities of MSF generally based on the relative asset size of the Funds at the time the liabilities are incurred. All shares may be redeemed for cash at any time.

                                  VOTING RIGHTS

     Neither MSF nor its Funds are required to hold annual meetings of shareholders, but special meetings may be called to elect or remove Directors, change fundamental policies or the 12b-1 plans, or to approve an investment advisory agreement. All shares of the Funds have equal voting rights. Shares are voted in the aggregate, unless voting by series is required by law, or when an issue affects the series or class separately. Shares of each Fund are fully paid and nonassessable when issued, are transferrable without restriction and have no preemptive or conversion rights.


                                   APPENDIX A

                                    GLOSSARY


     The following glossary gives you a more detailed description of some of the types of securities in which the Funds may invest, subject to their specific restrictions and policies. It also discusses other investment techniques and other terminology that is included in this Prospectus. Additional information on eligible investments can be found elsewhere in this Prospectus and in the Statement of Additional Information.


EQUITY AND DEBT SECURITIES

AMERICAN DEPOSITORY RECEIPTS (ADRS):  see Depositary receipts.

BONDS are debt securities issued by a company, municipality or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value) at a specified maturity and to make scheduled interest payments.

COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Funds may purchase commercial paper issued under Section 4(2) of the Securities Act of 1933. NMIS may determine that such securities are liquid under guidelines established by the Directors.

COMMON STOCK represents a share of ownership in a company and usually carries voting rights and earns dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

FIXED-INCOME SECURITIES are securities that pay a fixed rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a fixed rate of interest or coupons for a specified period of time and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

HIGH QUALITY INSTRUMENTS are securities rated AA or better by Standard & Poor's and Aa or better by Moody's.

HIGH GRADE INSTRUMENTS are securities rated A or better by Standard & Poor's or Moody's.

HIGH-YIELD/HIGH-RISK BONDS are securities that are rated below investment grade by the primary rating agencies (BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. See "Municipal securities" below.

INVESTMENT GRADE BONDS are securities rated BBB or higher by Standard & Poor's and Baa or higher by Moody's.

MORTGAGE- AND ASSET-BACKED SECURITIES are shares in an organized pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility or revenue source.

PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are foreign investment funds or trusts. In addition to bearing their proportionate share of a Fund's expenses, shareholders may indirectly bear similar expenses of PFICS and similar trusts.

PREFERRED STOCK is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

U.S. GOVERNMENT SECURITIES includes direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery due at some time in the future, i.e., beyond normal settlement. The Funds do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S government securities may be sold in this manner.

ZERO COUPON BONDS are debt securities that do not pay regular intervals, but are issued at a significant discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

FUTURES, OPTIONS AND OTHER DERIVATIVES

FUTURES CONTRACTS are contracts the obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Funds may buy and sell futures contracts on foreign currencies, securities and financial indices including interest rates or an index of U.S. government, foreign government, equity or fixed-income securities. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Funds may purchase put and call options on certain securities, securities indices and foreign currencies and may write covered put or call options.

FORWARD CONTRACTS are contracts to purchase or sell a specified amount of property for an agreement upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Funds may enter into forward currency contracts to hedge against declines in the value of non-dollar denominated securities or to reduce the impact of currency appreciation on purchases of non-dollar denominated securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

OTHER TERMS

NET ASSET VALUE ("NAV") is the value of a single share of a Fund. It is computed by adding the value of all of a Fund's investments and other assets, subtracting any liabilities and dividing the result by the number of shares outstanding.

FUND TURNOVER RATE is a measure of the amount of a Fund's buying and selling activity. It is computed by dividing total purchases or sales, whichever is less, by the averaging monthly market value of a Fund's securities.

TOTAL RETURN is the percentage increase or decrease in the value of an investment over a stated period of time. A total return percentage includes both income and changes in NAV. For the purposes of calculating total return, it is assumed that dividends and distributions are reinvested at the net asset value on the day of the distribution.

                                   APPENDIX B


                         BOND
                         RATING     EXPLANATION
--------------------------------------------------------------------------------
STANDARD & POOR'S        AAA        Highest rating; extremely strong capacity
CORPORATION                         to pay principal and interest.

                         AA High quality; very strong capacity to pay principal and interest.

                         A Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.

                         BBB Adequate capacity to pay principal and interest; normally exhibits adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.

                         BB, B,     Predominantly speculative with respect to
                         CCC, CC    the issuer's capacity to meet required
                                    interest and principal payments.  BB-
                                    lowest degree of speculation; CC- the
                                    highest degree of speculation.  Quality
                                    and protective characteristics outweighed by large uncertainties or major risk exposure to adverse conditions.

                         D          In default.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

MOODY'S INVESTORS        Aaa        Highest quality, smallest degree of
SERVICE, INC.                       investment risk.

                         Aa High quality; together with Aaa bonds, they compose the high-grade bond group.

                         A Upper-medium grade obligations; many favorable investment attributes.

                         Baa Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.

                         Ba         More uncertain, with speculative elements.
                                    Protection of interest and principal
                                    payments not well safeguarded during good and bad times.

                         B          Lack characteristics of desirable
                                    investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.

                         Caa Poor standing, may be in default; elements of danger with respect to principal or interest payments.

                         Ca Speculative in a high degree; could be in default or have other marked shortcomings.

                         C Lowest-rated; extremely poor prospects of ever attaining investment standing.

                            MASON STREET FUNDS, INC.




                              CROSS REFERENCE SHEET

     Cross reference sheet showing location in Statement of Additional Information required by the Items in Part B of Form N-1A.

                                 Heading in Statement
     Item Number              of Additional Information
     -----------              -------------------------

         10                   Cover Page

         11                   Table of Contents

         12                   Not Applicable

         13                   Investment Policies

         14                   Management of MSF

         15                   Ownership of Shares of MSF

         16                   Investment Advisory Services, Distribution
                              Arrangements

         17 Portfolio Transactions and Brokerage Allocation and Other Practices

         18                   Other Information About MSF


         19                   Determination of Net Asset Value, Purchase and
                              Redemption of Shares

         20                   Taxes

         21                   Distribution Arrangements, Underwriter

         22                   Investment Performance

         23                   Report of Independent Accountants, Financial
                              Statements

                            MASON STREET FUNDS, INC.

                                  Consisting of
                          Aggressive Growth Stock Fund
                            International Equity Fund
                                Growth Stock Fund
                          Growth and Income Stock Fund
                              Index 500 Stock Fund
                              Asset Allocation Fund
                              High Yield Bond Fund
                               Municipal Bond Fund
                                Select Bond Fund





          This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the Prospectus for Mason Street Funds, Inc. ("MSF"). A copy of the Prospectus may be obtained from The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, telephone number (414) 271-1444.






              The date of the Prospectus to which this Statement of
               Additional Information Relates is ________________.



     The date of this Statement of Additional Information is _____________.

                                TABLE OF CONTENTS


                                                             CROSS-REFERENCE TO
                                                       PAGE  PAGE IN PROSPECTUS
                                                       ----  ------------------

Investment Policies                                    B-4           __
  Investment Restrictions                              B-4           __
  Portolio Securities for the Municipal Bond Fund      B-5            -
  Repurchase Agreements                                B-7           __
  Financial Futures Contracts                          B-8           __
  Options - In General                                 B-14           -
  Future Developments                                  B-15           -
  Reverse Repurchase Agreements                        B-15           -
  Warrants                                             B-15          __
  Asset-Backed and Variable Rate Securities            B-15           -
  Short-Term Trading                                   B-16           -
  Firm Commitment Agreements and "When-Issued"         B-16           -
    Securities
  Private Placement Transactions                       B-16          __
    and Illiquid Assets
  Risk Factors for the International
    Equity Fund and International Investments
    of the Other Funds                                 B-17          __
  Portfolio Turnover                                   B-19           -
Management of MSF                                      B-20          __
Other Information About MSF                            B-22           -
Investment Advisory Services                           B-23          __
Fund Expenses                                          B-26

Distribution Arrangements                              B-26
  Distribution Financing Plans and
    Shareholder Servicing Agreement                    B-27
  Class A Plan and Agreement                           B-27
  Class B Plan and Agreement                           B-27
  General                                              B-28
Portfolio Transactions and
  Brokerage Allocation and Other Practices             B-28           -
Determination of Net Asset Value                       B-30
Purchase and Redemption of Shares                      B-32
  Cumulative Discount                                  B-32
  Letter of Intent                                     B-32
  Systematic Withdrawal Plan                           B-32
  Special Redemptions                                  B-33

  Suspension of Redemptions                            B-33
Investment Performance                                 B-33
  Standardized Average Annual Total
   Return Quotations                                   B-33
  Standardized Yield Quotations                        B-35
  Non-Standardized Performance                         B-35
  General Information                                  B-35
Taxes                                                  B-37
  Municipal Bond Fund                                  B-41
  State and Local                                      B-42
Custodians                                             B-42
Transfer Agent Services                                B-42
Independent Certified Public Accountants               B-42
Financial Statements                                   B-42
Appendix A                                             B-43          __
Appendix B                                             B-51          __
Report of Independent Accountants                      B-__          __
Financial Statements                                   B-__          __

                               INVESTMENT POLICIES

     The following information supplements and should be read in conjunction with the sections in MSF's Prospectus entitled "The Funds in Detail."

INVESTMENT RESTRICTIONS

          The investment restrictions not listed in the Prospectus and generally common to the Index 500 Stock, Select Bond, Municipal Bond, Asset Allocation, Growth and Income Stock, Growth Stock, Aggressive Growth Stock, High Yield Bond and International Equity Funds of MSF (the "Funds") are described below. The investment restrictions of the Funds numbered 1-8 below are "fundamental policies" and may be changed only with the approval of the majority of the Fund's shares outstanding. These investment restrictions provide that each Fund will not:

     1. Invest for the purpose of influencing management or exercising control, but freedom of action is reserved with respect to exercise of voting rights in respect of each Fund's securities.

     2. Purchase any security on margin, but each Fund may obtain such short-term credits as are necessary for the clearance of purchases and sales of securities.

     3.   Make short sales of securities.

     4. Act as a securities underwriter for other issuers, but each Fund may purchase securities under circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

     5. Purchase or sell real estate. However, each Fund may invest in securities issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

     6. Invest in commodities or commodity contracts. However, each Fund (except the Select Bond, Municipal Bond and High Yield Bond Funds) may invest in stock index futures contracts, including indexes on specific industries, and the Municipal Bond, Select Bond, High Yield Bond, International Equity and Asset Allocation Funds may invest in interest rate futures contracts in accordance with their investment objectives and policies. The International Equity, Asset Allocation, Select Bond, Aggressive Growth Stock, Growth Stock and High Yield Bond Funds may invest in foreign currency futures and forward contracts.

     7. Issue senior securities or borrow money except for short-term credits as may be necessary for the clearing of transactions and except for temporary purposes to the extent of 5% of the total assets of the Fund. Reverse repurchase agreements and financial futures contracts are not considered to be "senior securities" or "borrowing money" for the purpose of this restriction.

     8. Make loans to persons who intend to use the proceeds for non-business purposes or to companies which (including predecessors) have been in business for less than three years.

          Repurchase agreements are not considered to be "loans" for the purpose of this restriction.

     As a non-fundamental investment policy, which may be changed by the Board of Directors without shareholder approval, the International Equity Fund will not invest more than 15% of its total assets in securities of foreign issuers which are not listed on a recognized United States or foreign securities exchange.

PORTFOLIO SECURITIES FOR THE MUNICIPAL BOND FUND

     Municipal Obligations. The term "Municipal Obligations" generally includes debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal; the interest paid on such obligations may be exempt from Federal income tax, although current tax laws place substantial limitations on the size of such issues. Such obligations are considered to be Municipal Obligations if the interest paid thereon qualifies as exempt from Federal income tax in the opinion of bond counsel to the issuer. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications.

Floating and variable rate demand notes and bonds are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders thereof. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals.

For the purpose of diversification under the Investment Company Act of 1940, as amended (the "1940 Act"), the identification of the issuer of Municipal Obligations depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and will be treated as an issue of such government or other entity.

The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation and rating of the issue. The imposition of the Fund's investment advisory fee, as well as other operating expenses, will have the effect of reducing the yield to investors.

Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with Municipal Obligations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The staff of the Securities and Exchange Commission currently considers certain lease obligations to be illiquid. Determination as to the liquidity of such securities is made in accordance with guidelines established by MSF's Board. Pursuant to such guidelines, the Board has directed NMIS to monitor carefully the Municipal Bond Fund's investment in such securities with particular regard to (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the lease obligation;
(4) the nature of the marketplace trades including the time needed to dispose of the lease obligation, the method of soliciting offers and the mechanics of transfer; and (5) such other factors concerning the trading market for the lease obligation as NMIS may deem relevant. In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, the Fund's Board has directed NMIS to consider (a) whether the lease can be cancelled; (b) what assurance there is that the assets represented by the lease can be sold; (c) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation"); (e) the legal recourse in the event of failure to appropriate; and (f) such other factors concerning credit quality as NMIS may deem relevant. The Fund will not invest more than 15% of the value of its net assets in lease obligations that are illiquid and in other illiquid securities.

Tender option bonds are generally long-term securities that have been coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. The Municipal Bond Fund will purchase tender option bonds only when it is satisfied that the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax exempt status of the underlying Municipal Obligations and that payment of any tender fees will not have the effect of creating taxable income for the Fund. Based on the tender option bond agreement, the Fund expects to be able to value the tender option bond at par; however, the value of the instrument will be monitored to assure that it is valued at fair value.

Ratings of Municipal Obligations. Subsequent to its purchase by the Municipal Bond Fund, an issue of rated Municipal Obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such Municipal Obligations by the Fund, but NMIS will consider such event in determining whether the Fund should continue to hold the Municipal Obligations. To the extent that the ratings given by Moody's, S&P or Fitch for Municipal Obligations may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies contained in the Prospectus and this Statement of Additional Information. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, NMIS also will evaluate these securities.


REPURCHASE AGREEMENTS

     Each of the Funds may invest in repurchase agreements. A repurchase agreement customarily obligates the seller at the time it sells securities to the Fund to repurchase the securities at a mutually agreed upon time and price. The total amount received on repurchase would be calculated to exceed the price paid by the Fund, reflecting an agreed upon market rate of interest for the period from the time of the repurchase agreement to the settlement date, and would not necessarily be related to the interest rate on the underlying securities. The differences between the total amount to be received upon repurchase of the securities and the price which was paid by the Fund upon their acquisition is accrued as interest and is included in the Fund's net income declared as dividends. Each Fund intends to limit repurchase agreements to transactions with financial institutions having total assets in excess of $1,000,000,000 and with broker-dealers. Securities subject to repurchase agreements shall be limited to obligations of or guaranteed by the U.S. Government or its agencies or by the Government of Canada or of a Province of Canada or any instrumentality or political subdivision thereof, certificates of deposit of banks or commercial paper which meets the criteria for other commercial paper in which the Fund may invest. A Fund will not invest more than 10% of its total assets in repurchase agreements which have maturities of more than seven days and will not invest in repurchase agreements with maturities of over 30 days. Under no circumstances will a Fund enter into a repurchase agreement with The Northwestern Mutual Life Insurance Company ("Northwestern Mutual Life").

     Each Fund has the right to sell securities subject to repurchase agreements but would be required to deliver identical securities upon maturity of the repurchase agreement unless the seller fails to pay the repurchase price. It is each Fund's intention not to sell securities subject to repurchase agreements prior to the agreement's maturity. To the extent that the proceeds from any sale upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. the Fund might also incur disposition costs in connection with liquidating its collateral and, if bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Fund may be delayed or limited and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings. To minimize the possibility of losses due to the default or bankruptcy of the seller, MSF has adopted standards of creditworthiness for all broker-dealers with which MSF enters into repurchase agreements and will review compliance by such broker-dealers periodically.

FINANCIAL FUTURES CONTRACTS

     The Index 500 Stock, Asset Allocation, Growth and Income Stock, Growth Stock, Aggressive Growth Stock, and International Equity Funds may invest in stock index futures contracts, including indexes on specific industries, and the Select Bond, High Yield Bond, Municipal Bond, International Equity and Asset Allocation Funds may invest in interest rate futures contracts. The following describes the stock index and interest rate futures markets and the manner in which the Funds will implement the policy.

     USE. The Funds, as identified above, may enter into stock index futures contracts as a hedge against changes in the market values of common stocks and may enter into interest rate futures contracts as a hedge against changes in prevailing levels of interest rates. In both cases, the purpose is to establish more definitely the effective return on securities held or intended to be acquired by the Funds. The Funds' hedging may include sales of futures as an offset against the effect of expected decreases in stock values or increases in interest rates, and purchases of futures as an offset against the effect of expected increases in stock values or decreases in interest rates.

     The Funds will not enter into financial futures contracts for speculation, and will only enter into futures contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying securities. Currently, stock index futures contracts can be purchased or sold with respect to various Standard and Poor's stock indicies on the Chicago Mercantile Exchange, the New York Stock Exchange Composite Index on the New York Futures Exchange and the Value Line Stock Index on the Kansas City Board of Trade. The principal interest rate futures exchanges in the United States are the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission.

     A Fund will not enter into a futures contract if, as a result thereof the sum of the initial margin deposits of all open futures positions (other than an offsetting transaction) would be more than 5% of the Fund's total assets. More than 5% of the Fund's total assets may be committed to the aggregate of initial and variation margin payments however.

     The Funds will incur brokerage commissions in connection with transactions in futures contracts.

     DESCRIPTION. A stock index futures contract is an agreement whereby one party agrees to take and another party agrees to make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. A stock index assigns relative values to the common stocks included in the index, and the index fluctuates with changes in the market values of the common stocks included. No physical delivery of the underlying stocks in the index is made.

     Currently, stock index futures contracts covering the stock market as a whole and covering certain industries are being traded. It is expected that futures contracts covering stock indexes of additional industries will eventually be traded.

     An interest rate futures contract is an agreement whereby one party agrees to sell and another party agrees to purchase a specified amount of a specified financial instrument (debt security) at a specified price at a specified date, time and place. Although interest rate futures contracts typically require actual future delivery of and payment for financial instruments, the contracts are usually closed out before the delivery date.

     A public market exists in interest rate futures contracts covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. It is expected that futures contracts trading in additional financial instruments will be authorized. The standard contract size is $100,000 for futures contracts in U.S. Treasury bonds, U.S. Treasury notes and GNMA pass-through securities and $1,000,000 for the other designated contracts.

     It is each Fund's policy to close out open futures contracts before delivery. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the stock index or the financial instrument and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain, and if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain, and if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract.

     As an example of an offsetting transaction, the contractual obligations arising from the sale of one contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery of the contract is required (i.e., on a specified date in September, the "delivery month") by the purchase of one contract of September Treasury Bills on the same exchange. In such instance the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

     Persons who trade in futures contracts may be broadly classified as "hedgers" and "speculators." Hedgers, such as the Funds, whose business activity involves investment or other commitment in equity and debt securities or other obligations, use the financial futures markets primarily to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities or obligations held or expected to be acquired by them.

     The speculator, like the hedger, generally expects neither to deliver nor to receive the security underlying the futures contract, but unlike the hedger, hopes to profit from fluctuations in prevailing stock market values or interest rates.

     Each Fund's futures transactions will be entered into for traditional hedging purposes--that is, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, each Fund expects that approximately 75% of such futures contract purchases will be "completed"; that is, upon sale (offsetting) of these long contracts, equivalent amounts of related securities will have been or are then being purchased by the Fund in the cash market.

     MARGIN. Initial margin is the amount of funds that must be deposited by a Fund with its broker in order to initiate futures trading. An initial margin deposit is intended to assure the Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may range upward from less than 5% of the value of the contract being traded.

     Variation margin is the amount of subsequent payments that must be made to and from the broker to maintain the Fund's open position in the futures contracts. Variation margin payments are made on a daily basis as the price of the underlying stock index or financial instrument fluctuates. If the value of the open futures position changes (by increase, in the case of a sale, or by decrease, in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require the Fund to make a variation margin payment in the amount of the insufficiency. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the Fund will promptly demand payment by the broker of variation margin in the amount of the excess. All variation margin payments received by the Fund will be held by the Fund's custodian in a separate account for the Fund.

     In computing net asset value daily each Fund will mark to market the current value of its open futures contracts. Each Fund expects to earn interest income on its initial margin deposits.

     EXAMPLE OF PURCHASE OF STOCK INDEX FUTURES CONTRACT. A Fund might purchase a stock index futures contract when it anticipates a significant market or market sector advance and wishes to participate in such advance at a time when the Fund is not fully invested, for example, because the Fund has not selected the individual stocks which it wishes to purchase. The Fund would be endeavoring to eliminate the effect of all or part of an expected increase in the market price of the stocks that the Fund may purchase at a later date.

     For example, assume that the prices of certain stocks that the Fund may later purchase tend to move in concert with the Standard and Poor's 500 Stock Index. The Fund wishes to attempt to fix the purchase price of its anticipated stock investment until the time (three months in this example) when it may purchase the stock. Assume the stock has a market price of 125 and the Fund believes that, because of an anticipated advance in the stock market, the price will have risen in three months. The Fund might enter into futures contract purchases of the Standard and Poor's 500 Stock Index for a price of 125. If the market price of the stock should increase from 125 to 130, the futures market price for the Standard and Poor's 500 Stock Index might also increase, e.g., from 125 to 130. In that case, the five-point increase in the price that the Fund would have to pay for the stock would be offset by the five-point gain realized by closing out the futures contract purchase.

     If the Fund should be mistaken in its forecast of market values, and the stock index should decline below 125, the market value of the stocks being hedged would presumably decline. Unless the Fund would purchase the stocks for the decreased price, the Fund would realize a loss on the sale of the futures contract which would not be offset by the price decrease.

     EXAMPLE OF SALE OF STOCK INDEX FUTURES CONTRACT. The Fund might sell stock index futures contracts in anticipation of a general market or market sector decline that may adversely affect the market values of the stocks held by the Fund. The Fund would be endeavoring to substantially reduce the risk of a decline in the value of its stocks without selling the stocks with resultant transaction costs.

     For example, assume that the market price of certain stocks held by the Fund tend to move in concert with the Standard and Poor's 500 Stock Index. The stock currently has a market value of 125, which the Fund believes will decline because of an anticipated decline in the stock market. The Fund wishes to attempt to fix the current market value of the stock until some time in the future. The Fund might enter into a futures contract sale of the Standard and Poor's 500 Stock Index at a price of 125. If the market price of the stock should decline from 125 to 120, the futures market price of the Standard and Poor's 500 Stock Index might also decline, e.g. from 125 to 120. In that case the five-point loss in the market value of the stock would be offset by the five-point gain realized by closing out the futures contract. The futures market price of the Standard and Poor's 500 Stock Index might decline to more or less than 120 because of the imperfect correlation with the prices of the stocks hedged.

     If the Fund should be mistaken in its forecast of the stock market, and the futures market price of the Standard and Poor's 500 Stock Index should increase above 125, the market price of the stock would increase. The benefit of this increase would be offset by the loss realized on closing out the futures contract sale.

     EXAMPLE OF PURCHASE OF INTEREST RATE FUTURES CONTRACT. The Fund might purchase an interest rate futures contract when it wishes to defer for a time a fully invested position in longer term securities, for example, in order to continue holding shorter term securities with higher yields. The Fund would be endeavoring to eliminate the effect of all or part of an expected increase in market price of the longer term bonds that the Fund may wish to purchase at a later date.

     For example, assume that the market price of a type of longer term bonds that the Fund may later purchase, currently yielding 10%, tends to move in concert with futures market prices of long-term U.S. Treasury bonds. The Fund wishes to attempt to fix the purchase price (and thus the 10% yield) of its anticipated longer term bond investment until the time (four months away in this example) when it may purchase the bond. Assume the longer term bond has a market price of 100, and the Fund believes that, because of an anticipated decline in interest rates, the price will have risen (and correspondingly the yield will have declined) in four months. The Fund might enter into futures contract purchases of Treasury bonds for a price of 98. If the market price of the longer term bond should increase from 100 to 105, the futures market price for Treasury bonds might also increase, e.g., from 98 to 103. In that case, the five-point increase in the price that the Fund would have to pay for the longer term bond would be offset by the five-point gain realized by closing out the futures contract purchase.

     If the Fund should be mistaken in its forecast of interest rates, and the futures market price of the U.S. Treasury obligation should decline below 98, the market price of the security being hedged would presumably decline. The benefit of this price decrease, and thus the yield increase, would be offset by the loss realized on closing out the futures contract purchase.

     EXAMPLE OF SALE OF INTEREST RATE FUTURES CONTRACT. The Fund might sell an interest rate futures contract in order to maintain the income derived from its continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in prices of longer term securities because of an increase in prevailing interest rates.

     For example, assume that the market price of a certain longer term security held by the Fund tends to move in concert with the futures market prices of long-term U.S. Treasury bonds. The security has a current market price of 100, which the Fund believes will decline because of an anticipated rise in interest rates. The Fund wishes to attempt to fix the current market value of this security until some point in the future. The Fund might enter into a futures contract sale of Treasury bonds at a price of 98. If the market value of the security should decline from 100 to 95, the futures market price of Treasury bonds might also decline, e.g., from 98 to 93. In that case, the five-point loss in the market value of the security would be offset by the five-point gain realized by closing out the futures contract sale. The futures market price of Treasury bonds might decline to more or less than 93 because of the imperfect correlation with the prices of the securities hedged.

     If the Fund should be mistaken in its forecast of interest rates, and the futures market price of the U.S. Treasury obligation should increase above 98, the market price of the securities, including the security being hedged, would increase. The benefit of this increase would be offset by the loss realized on closing out the futures contract sale.

     RISKS. Financial futures prices are volatile and difficult to forecast. Stock index futures prices reflect the market values of the stocks included in the index, while interest rate futures contracts are influenced, among other things, by changes in prevailing interest rates and anticipation of future interest rate changes. The factors influencing interest rate futures prices are in turn affected by government fiscal and monetary policies and actions, and national and international political and economic events, while stock market values are also influenced by corporate management policies, consumer demand, competition, sources of raw materials and supplies and government regulation.

     At best, the correlation between changes in prices of futures contracts and the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances, such as: variations in speculative market demand for futures and for equity or debt securities, including technical influences in futures trading, and differences between the securities being hedged and the instruments underlying the standard futures contracts available for trading. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected stock market or interest rate trends.

     Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as initial margin, a 10% decrease in the value of the futures contract would result in a total loss of the initial margin deposit before any deduction for the transaction costs, if the account were then closed out, and a 15% decrease would result in a loss equal to 150% of the initial margin deposit. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying security. Furthermore, in order to be certain that the Fund has sufficient assets to satisfy its obligations when it purchases a futures contract, the Fund deposits cash or cash equivalents equal in value to the market value of the futures contract in a segregated account for the Fund with the Fund's custodian.

     Most United States interest rate futures exchanges and the Chicago Mercantile Exchange limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

     FOREIGN CURRENCY FUTURES. The International Equity, Asset Allocation, Select Bond, Aggressive Growth Stock, Growth Stock and High Yield Bond Funds have the authority to deal in forward foreign exchange between currencies of the different countries in which the Fund may invest as a hedge against possible variations in the foreign exchange rate between these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. The Funds' dealings in forward foreign exchange will be limited to hedging involving either specific transactions or Fund positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund arising from the purchase and sale of Fund securities, the sale and redemption of shares of the Fund, or the payment of dividends and distributions by the Fund. Position hedging is the sale of forward foreign currency with respect to Fund security positions denominated or quoted in such foreign currency. The International Equity, Asset Allocation, Select Bond, Aggressive Growth Stock, Growth Stock and High Yield Bond Funds will not speculate in forward foreign exchange.

     FEDERAL INCOME TAX TREATMENT. For Federal income tax purposes, each Fund is required to recognize as income for each taxable year its net unrealized gains and losses on futures contracts as of the end of the year as well as those actually realized during the year. Any gain or loss recognized with respect to a futures contract is considered to be 60% long-term and 40% short-term, without regard to the holding period of the contract. In the case of a futures transaction classified as a "mixed straddle," the recognition of losses may be deferred to a later taxable year.

     In order for each Fund to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities. Any net gain realized from the closing out of futures contracts, for purposes of the 90% requirement, is considered gain from the sale of securities and therefore is qualifying income. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Fund's annual gross income including gross capital gains. Consequently, in order for the Fund to avoid realizing a gain within a three-month period, the Fund may be required to defer the closing out of a contract beyond the time when it would otherwise be advantageous to do so.

OPTIONS -- IN GENERAL

     The Funds may purchase call or put options and write covered call or put options with respect to specific securities. Any option written or purchased by a Fund must be listed on a domestic exchange. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period.

     A covered call option written by a Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating cash or other securities. A put option written by the Fund is covered when, among other things, cash or liquid securities having a value equal to or greater than the exercise price of the option are placed in a segregated account with the Fund's custodian to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

     There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

     Option transactions may increase a Fund's transaction costs and turnover rate and will be initiated only where appropriate to achieve a Fund's investment objectives.

FUTURE DEVELOPMENTS The Funds may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Funds or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, a Fund will provide appropriate disclosure in its Prospectus or Statement of Additional Information.

REVERSE REPURCHASE AGREEMENTS

     The Municipal Bond and Asset Allocation Funds may enter into reverse repurchase agreements with banks and broker-dealers. Such agreements involve the sale of money market securities held by a Fund pursuant to an agreement to repurchase the securities at an agreed upon price, date and interest payment. The Fund will use the proceeds of reverse repurchase agreements to purchase other money market securities which either mature, or can be sold under an agreement to resell, at or prior to the expiration of the reverse repurchase agreement. A Fund will utilize reverse repurchase agreements when the interest income to be earned from the investment of proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction. When effecting reverse repurchase transactions, a Fund will hold securities of a dollar amount equal in value to the securities subject to the reverse repurchase agreement in a segregated account. Amounts subject to reverse repurchase agreements are also subject to a 300% asset coverage requirement. If such amounts in the aggregate exceed this asset coverage requirement, the Fund would be obligated within three days to reduce such amounts to meet the requirement. Under no circumstances will a Fund enter into a reverse repurchase agreement with Northwestern Mutual Life.

WARRANTS

     The Index 500 Stock, Asset Allocation, Growth and Income Stock, Growth Stock, Aggressive Growth Stock and High Yield Bond Funds may invest in warrants. No Fund intends to invest more than 2% of its net assets in warrants that are not listed on a national securities exchange. In no event will a Fund's investment in warrants exceed 5% of its net assets. (A warrant is a right to buy a certain security at a set price during a certain time period.)

ASSET-BACKED AND VARIABLE RATE SECURITIES

     Consistent with their investment objectives and policies, the Select Bond Fund and Municipal Bond Fund may invest in asset-backed and variable rate securities.

     Asset-backed securities represent fractional interests in pools of retail installment loans or revolving credit receivables. These assets are generally held by a special purpose trust and payments of principal and interest, or interest only, are passed through or paid through monthly or quarterly to certificate holders. Payments may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust. Underlying receivables are generally subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, for asset-backed securities, principal repayment rates tend not to vary much with interest rates and the short-term nature of the underlying loans or other receivables tends to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or other receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts, or because of depreciation or damage to the collateral securing certain contracts, or other factors.

     Variable rate securities bear rates of interest that are adjusted periodically or which "float" continuously according to formulae intended to minimize fluctuations in values of the instruments. For the Select Bond Fund and Municipal Bond Fund, the Fund determines the maturity of variable rate securities in accordance with Securities and Exchange Commission rules that allow the Fund to consider certain of such instruments as having maturities less than the maturity date on the instrument.

SHORT-TERM TRADING

     Each Fund will generally not engage in short-term trading (purchases and sales within seven days).

FIRM COMMITMENT AGREEMENTS AND "WHEN-ISSUED" SECURITIES

     Each Fund may enter into firm commitment agreements for the purchase of securities at an agreed upon price on a specified future date. A Fund may purchase new issues of securities on a "when-issued" basis, whereby the payment obligation and interest rate on the instruments are fixed at the time of the transaction. Such transactions might be entered into, for example, when the advisor of a Fund anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued or delivered later.

     A Fund will not enter into such a transaction for the purpose of investment leverage. Liability for the purchase price - and all the rights and risks of ownership of the securities - accrue to the Fund at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Fund is obligated to purchase such securities it will maintain in a segregated account U.S. Government securities, high-grade debt obligations, or cash or cash equivalents of an aggregate current value sufficient to make payment for the securities.

PRIVATE PLACEMENT TRANSACTIONS AND ILLIQUID ASSETS

     Each Fund may invest up to 15% of its total assets in securities acquired in private placement transactions and other illiquid assets. For the purpose of determining each Fund's net asset value, these assets will be valued at their fair value as determined in good faith by MSF's Directors or under procedures established by the Directors. If a Fund should have occasion to sell an investment in restricted securities at a time when the market for such investments is unfavorable, a considerable period may elapse between the time when the decision to sell it is made and the time when the Fund will be able to sell the investment, with a possible adverse effect upon the amount to be realized from the sale.

     Notwithstanding these limitations a Fund may purchase securities which, though not registered under the Securities Act of 1933 (the "1933 Act"), are eligible for purchase and sale pursuant to Rule 144A under the 1933 Act. Rule 144A permits unregistered securities to be traded among qualified institutional investors, including the Funds. Rule 144A securities that are determined to be liquid are not subject to the limitations on illiquid assets. The Fund's investment adviser, Northwestern Mutual Investment Services, Inc., determines and monitors the liquidity status of each Rule 144A security in which a Fund invests, subject to supervision and oversight by the Board of Directors of MSF. The investment adviser takes into account all of the factors which may have a material bearing on the ability of the Fund to dispose of the security in seven days or less, at a price reasonably consistent with the value used to determine the Fund's net asset value per share, including the following factors:
(1) the frequency and volume of trades, (2) the number and sources of price quotes, (3) the number, and identity, of dealers willing to purchase or sell the issue, and the number and identity of other potential purchasers, (4) any dealer undertakings to make a market in the security, (5) the nature of the security, and (6) the nature of the market in which the issue is traded, including the time typically required to make trades, the methods of soliciting offers and the mechanics of transfer.

RISK FACTORS FOR THE INTERNATIONAL EQUITY FUND AND INTERNATIONAL INVESTMENTS OF THE OTHER FUNDS

     The International Equity Fund has an unlimited right to purchase securities in any foreign country, developed or developing, if they are listed on an exchange, as well as a limited right to purchase such securities if they are unlisted. The Asset Allocation Fund, High Yield Bond Fund, Select Bond Fund, Aggressive Growth Stock Fund and Growth Stock Fund also have the limited right to purchase securities in foreign countries. Investors should consider carefully the risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

     Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

     Despite the dissolution of the Soviet Union, the Communist Party may continue to exercise a significant role in certain Eastern European countries. To the extent of the Communist Party's influence, investments in such countries may involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated a large amount of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no or developing accounting standards may exist in certain Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the Fund's shareholders.

     There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Foreign markets have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

     The Fund endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investment from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Fund from transferring cash out of the country or withhold portions of interest and dividends at the source, or impose other taxes with respect to the Fund's investments in securities of issuers of that country. There is the possibility of expropriation, nationalization or confiscatory taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations.

     The Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Through the Fund's flexible policy, the Fund's advisor endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where from time to time it places the Fund's investments. The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

     The Directors of MSF consider at least annually the likelihood of the imposition by any foreign government of exchange control restrictions which would affect the liquidity of the Fund's assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. They also consider the degree of risk involved through the holding of Fund securities in domestic and foreign securities depositories. However, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Fund's investment adviser, or reckless disregard of its obligations and duties under the Investment Advisory Agreement, any losses resulting from the holding of the Fund's securities in foreign countries and/or with securities depositories will be at risk of the shareholders. No assurance can be given that the

Directors' appraisal of the risks will always be correct or that such exchange control restrictions or political acts of foreign governments might not occur.

          The Fund may enter into a contract for the purchase or sale of a security denominated in a foreign currency and may enter into a forward foreign currency contract ("forward contract") in order to "lock in" the U.S. dollar price of the security. In addition, when the Fund's advisor believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's securities denominated in such foreign currency. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

     It is impossible to forecast with absolute precision the market value of Fund securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the Fund security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

     If the Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

PORTFOLIO TURNOVER

     Portfolio turnover may vary from year to year or within a year depending upon economic, market and business conditions. The annual portfolio turnover rates of the Funds cannot be accurately predicted. It is anticipated that the annual Fund turnover rate for the Index 500 Stock Fund will not exceed 10% and that the rate for the High Yield Bond Fund will not exceed 140%. For the other Funds, it is anticipated that the rate will not exceed 100%. Short-term debt securities are excluded in the calculation of Fund turnover rates. U.S. Government securities are included in the calculation of Fund turnover rates.

     The annual Fund turnover rate of each Fund is the lesser of purchases or sales of the Fund's securities for the year stated as a percentage of the average value of the Fund's assets.

                              MANAGEMENT OF MSF

     The following is a list of the Directors and Officers of MSF together with a brief description of their principal occupations during the past five years.

     James D. Ericson (61), President and Director*
     720 East Wisconsin Avenue
     Milwaukee, WI  53202

          Trustee of Northwestern Mutual Life; President and Chief Executive Officer of Northwestern Mutual Life since 1993; President and Chief Operating Officer from 1991 to 1993; prior thereto, President

     Stephen N. Graff (62), Director*
     805 Lone Tree Road
     Elm Grove, WI  53212

          Retired Partner, Arthur Andersen LLP (Public Accountants) since 1994; Senior Partner, 1993-1994; prior thereto, Managing Partner - Milwaukee, WI office; Trustee of Northwestern Mutual Life since 1996

     Martin F. Stein (59), Director
     1800 East Capitol Drive
     Milwaukee, WI  53211

          Chairman of the Board of EyeCare One Corporation (retail sales of eyewear)

     John K. MacIver (65), Director
     100 East Wisconsin Avenue
     Milwaukee, WI  53202

          Partner, Michael Best & Friedrich, Attorneys at Law

     William J. Blake (64), Director
     1105 North Waverly Place
     Milwaukee, WI  53202

          Chairman, Blake Financial Corporation (real estate investments and venture capital)

     Mark G. Doll (47), Vice President and Treasurer
     720 East Wisconsin Avenue
     Milwaukee, WI  53202

          Senior Vice President of Northwestern Mutual Life since 1996; Senior Vice President and Treasurer, 1995; prior thereto, Vice President and Treasurer; Executive Vice President, Investment Advisory Services of Northwestern Mutual Investment Services, Inc. since 1996; prior thereto, President

     Meridee J. Maynard (41), Vice President - Marketing and Operations 720 East Wisconsin Avenue
     Milwaukee, WI  53202

          Vice President-Annuity and Accumulation Products of Northwestern Mutual Life since 1996; Vice President-Compliance and Sales Standards from 1994 to 1996; Managing Director-Sales Standards/Compliance from 1993 to 1994; Director-New Business from 1992 to 1993; prior thereto, Director-Annuity Marketing; Vice President, Variable Annuity Administration and Marketing of Northwestern Mutual Investment Services, Inc. since 1996; Superintendent-Sales Standards/Compliance from 1994 to 1996; Superintendent-Underwriting Standards and New Business from 1993 to 1994.

     Patricia L. Van Kampen (45), Vice President-Investments
     720 East Wisconsin Avenue
     Milwaukee, WI  53202

          Vice President-Common Stocks of Northwestern Mutual Life;   Vice
          President-Common Stocks of Northwestern Mutual Investment Services,
          Inc.

     William R. Walker (39), Vice President-Investments
     720 East Wisconsin Avenue
     Milwaukee, Wisconsin  53202

          Director of Common Stocks of Northwestern Mutual Life since 1993; Associate Director of Common Stocks from 1992 to 1993; prior thereto, Investment Officer; Vice President of Northwestern Mutual Investment Services, Inc.

     Julie M. Van Cleave (37), Vice President-Investments
     720 East Wisconsin Avenue
     Milwaukee, Wisconsin  53202

          Director of Common Stocks of Northwestern Mutual Life since 1993; Associate Director of Common Stocks from 1992 to 1993; prior thereto, Investment Officer; Vice President-Common Stocks of Northwestern Mutual Investment Services, Inc. since 1993

     Steven P. Swanson (42), Vice President-Investments
     720 East Wisconsin Avenue
     Milwaukee, Wisconsin  53202

          Vice President-Securities of Northwestern Mutual Life since 1994; prior thereto, Director-Securities; Vice President of Northwestern Mutual Investment Services, Inc. since 1994

     Jefferson V. DeAngelis (38), Vice President-Investments
     720 East Wisconsin Avenue
     Milwaukee, WI  53202

          Vice President - Fixed Income Securities of Northwestern Mutual Life since 1993; prior thereto, Director - Public Fixed Income; Vice President-Fixed Income Securities of Northwestern Mutual Investment Services, Inc. since 1993

     Ronald C. Alberts (33), Vice President-Investments
     720 East Wisconsin Avenue
     Milwaukee, WI  53202

          Investment Officer of Northwestern Mutual Life

     Merrill C. Lundberg (56), Secretary
     720 East Wisconsin Avenue
     Milwaukee, WI  53202

          Assistant General Counsel of Northwestern Mutual Life; Secretary of Northwestern Mutual Investment Services, Inc.

     Barbara E. Courtney (39), Controller
     720 East Wisconsin Avenue
     Milwaukee, WI  53202

          Associate Director of Mutual Fund Accounting of Northwestern Mutual Life since 1996; prior thereto, Assistant Director of Investment Accounting; Assistant Treasurer of Northwestern Mutual Investment Services, Inc.

* Directors identified with an asterisk are "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940.

Each of the Directors has served as a Director of MSF since October 24, 1996.

     An Audit Committee and Nominating Committee have been established for MSF. Each Committee is made up of those Directors who are not "interested persons" of MSF within the meaning of the Investment Company Act.

     All Board members and officers of the Fund, except Meridee J. Maynard and Ronald C. Alberts, are also board members or officers of Northwestern Mutual Series Fund, Inc. (the "Series Fund"), a registered investment company. Shares of the Series Fund are offered to and may only be purchased by Northwestern Mutual Life in connection with variable annuity and variable life insurance contracts issued by Northwestern Mutual Life. Each of the Directors and principal officers of MSF who is also an affiliated person of Northwestern Mutual Investment Services, Inc. ("NMIS") or Northwestern Mutual Life is named above, together with the capacity in which such person is affiliated with NMIS or Northwestern Mutual Life.

COMPENSATION OF OFFICERS AND DIRECTORS. MSF pays no salaries or compensation to any of its officers or Directors employed by Northwestern Mutual Life. MSF pays other Directors fees totaling $9,000 per year, consisting of a $5,000 retainer paid in April and $1,000 per meeting of the Board of Directors of MSF attended. MSF neither pays nor accrues any pension or retirement benefits to any of the Directors. Northwestern Mutual Investment Services, Inc., the investment advisor to Northwestern Mutual Series Fund, Inc., pays each of the directors of the Series Fund a total of up to $15,000 per year, consisting of a $5,000 retainer paid in January and $2,500 per meeting of the board of the Series Fund attended.

                           OTHER INFORMATION ABOUT MSF

MSF was incorporated in Maryland on August 30, 1996. The authorized capital stock of MSF consists of 2,700,000,000 shares of common stock, par value $.001 per share (Common Stock). The shares of Common Stock are divided into nine series, each with 300 million authorized shares in the series: Aggressive Growth Stock Fund; International Equity Fund; Growth Stock Fund; Growth and Income Stock Fund; Index 500 Stock Fund; Asset Allocation Fund; High Yield Bond Fund; Municipal Bond Fund; and Select Bond Fund. The Board of Directors may reclassify authorized shares to increase or decrease the allocation of shares among the series described above or to add any new series to MSF. Each series of Common Stock has two classes of shares, designated Class A and Class B. The Board of Directors is authorized, from time to time and without further shareholder approval, to authorize additional shares and to classify and reclassify existing and new series into one or more classes.

     As of ______, 1997, no person owns of record or beneficially 5% or more of the shares outstanding of MSF or any Fund, except Northwestern Mutual Life, which owned 100% of the Funds' outstanding shares as of the date of this prospectus.

     The shares of the Funds are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series vote together in the election and selection of directors and accountants. Shares of a Fund vote together as a class on matters that affect the Fund in substantially the same manner. Matters pertaining only to one or more Funds will be voted upon only by those Funds. As to matters affecting a single class, shares of such class will vote separately. Shares of the Funds do not have cumulative voting rights. MSF and the Funds do not intend to hold annual meetings of shareholders unless required to do so by the 1940 Act or the Maryland statutes under which MSF is organized. Although Directors are not elected annually by the shareholders, shareholders have under certain circumstances the right to remove one or more Directors. If required by applicable law, a meeting will be held to vote on the removal of a Director or Directors of MSF if requested in writing by the holders of not less than 10% of MSF's outstanding shares. Each Fund's shares are fully paid, and nonassessable, and, when issued, have no preference, preemptive, conversion or similar rights and are freely transferable.

     MSF's By-Laws provide that MSF shall indemnify each of its Directors, officers and employees against liabilities and expenses reasonably incurred by them, in connection with the defense of any action, suit or proceeding or threat thereof, by reason of being or having been a director, officer or employee of MSF. MSF provides no indemnification in relation to such matters as to which such person is adjudged in such action, suit or proceeding to be liable for willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                          INVESTMENT ADVISORY SERVICES

          The Funds' investment adviser, Northwestern Mutual Investment Services, Inc. ("NMIS"), is a wholly-owned subsidiary of Northwestern Mutual Life. The adviser provides investment advice and recommendations regarding the purchase and sale of securities for the Funds and the selection of brokers pursuant to an Investment Advisory Agreement (the "Agreement").

          For acting as investment adviser and for providing such services and paying such expenses the adviser is paid a monthly fee at the annual rates set forth in the prospectus for MSF. The Fund also pays all interest charges, brokerage commissions, taxes and extraordinary expenses incurred in connection with the operation of the Fund. Expenses paid by MSF are charged to the Funds to which the expenses relate.

     Because MSF commenced operations in ______, 1997, no Fund has paid any advisory fees to date.

     Northwestern Mutual Life employs a full staff of investment personnel to manage its investment assets. Northwestern Mutual Life's personnel and related facilities are utilized by NMIS in performing its obligations under the Investment Advisory Agreement.

     "Northwestern Mutual Life" is the name and service mark of The Northwestern Mutual Life Insurance Company and the right of MSF to use the name and mark is subject to the consent of Northwestern Mutual Life. Under the Agreement providing such consent, MSF recognizes the prior rights of Northwestern Mutual Life in the name and mark, agrees that use of the name and mark by MSF will inure to the benefit of Northwestern Mutual Life and agrees that its right to use the name and mark can be terminated by Northwestern Mutual Life and will automatically be terminated if at any time NMIS ceases to be the investment adviser to the Funds or if NMIS ceases to be a subsidiary of Northwestern Mutual Life.

     Templeton Investment Counsel, Inc. ("Templeton Counsel"), a Florida corporation with principal offices at 500 East Broward Boulevard, Ft. Lauderdale, Florida 33394 has been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of the International Equity Fund, subject to the general control of the Board of Directors of MSF. Templeton Counsel is a wholly-owned indirect subsidiary of Franklin Resources, Inc. Certain clients of Templeton Counsel may have investment objectives and policies similar to those of the International Equity Fund. Templeton Counsel may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the International Equity Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of Templeton Counsel to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by Templeton Counsel to the accounts involved, including the International Equity Fund. When two or more of the clients of Templeton Counsel (including the International Equity Fund) are purchasing the same security on a given day from the same broker-dealer, such transactions may be averaged as to price. For its services pursuant to the sub-advisory agreement, Templeton Counsel is paid, by NMIS, compensation at the annual rate of .50% of the average net assets of the International Equity Fund, reduced to .40% on assets in excess of $100 million. The $100 million break point for fees paid to Templeton Counsel is based on the aggregate assets of the International Equity Fund and the International Equity Portfolio of the Series Fund.

     J.P. Morgan Investment Management Inc. ("J.P. Morgan Investment"), 522 Fifth Avenue, New York, New York 10036, provides investment advisory services to the Growth and Income Stock Fund, pursuant to an investment sub-advisory agreement. For the services provided, NMIS pays J.P. Morgan Investment a fee at the annual rate of .45% on the first $100 million of the Fund's assets, .40% on the next $100 million, .35% on the next $200 million and .30% on assets in excess of $400 million. The break points for fees paid to J.P. Morgan Investment are based on the aggregate assets of the Growth and Income Stock Fund and the Growth and Income Stock Portfolio of the Series Fund.

     J.P. Morgan Investment is an investment manager for corporate, public, and union employee benefit funds, foundations, endowments, insurance companies, government agencies and the accounts of other institutional investors. A wholly owned subsidiary of J.P. Morgan & Co. Inc., J.P. Morgan Investment was incorporated in the state of Delaware on February 7, 1984 and commenced operations on July 2, 1984. It was formed from the Institutional Investment Group of Morgan Guaranty Trust Company of New York, also a subsidiary of J.P. Morgan & Co. Inc.

     Morgan acquired its first tax-exempt client in 1913 and its first pension account in 1940. Assets under management have grown to over $180 billion. With offices in London and Singapore, J.P. Morgan Investment draws from a worldwide resources base to provide comprehensive service to an international group of clients. Investment management activities in Japan, Australia, and Germany are carried out by affiliates, Morgan Trust Bank in Tokyo, J.P. Morgan Investment Management Australia Limited in Melbourne, and J.P. Morgan Investment GmbH in Frankfurt.

     J.P. Morgan Investment currently provides investment advisory services to the following investment companies: the Growth and Income Portfolio of the Series Fund, Global Money Fund, International Growth Fund, and Growth and Income Fund of Sierra Trust Funds, Global Money Fund and International Growth Fund of The Sierra Variable Trust, Frank Russell Equity Q Fund and Frank Russell Quantitative Equity Fund of Frank Russell Investment Co., Preferred Fixed Income Fund and Preferred Money Market Fund of Caterpillar Investment Management Ltd., AST Money Market Fund of American Skandia Life Investment Management Inc., Benham European Government Bond Fund, and Equity Income Series and Multi-Strategy Series of Pacific Select Fund.

     Northwestern Mutual Life is the licensee under a License Agreement with Standard & Poor's Corporation, dated as of November 30, 1990, as amended, relating to MSF as well as certain other mutual funds sponsored by Northwestern Mutual Life. The following disclaimers and limitations are included in accordance with the requirements of the License Agreement:

          MSF is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"), a division of McGraw-Hill, Inc. Corporation, and none of the Funds of MSF is so sponsored, endorsed, sold or promoted. S&P makes no representation or warranty, express or implied, to the owners of MSF or any of its Funds or any member of the public regarding the advisability of investing in securities generally or in MSF or any of its Funds particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or MSF. S&P has no obligation to take the needs of the Licensee or the owners of MSF or any of its Funds into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of securities of MSF or any of its Funds to be issued or in the determination or calculation of the equation by which MSF or any of its Funds is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of MSF.

          S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO

     LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF MSF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                                  FUND EXPENSES

EXPENSES OF THE FUNDS. Each Fund pays its own expenses including, without limitation: (i) expenses of maintaining the Fund and continuing its existence,
(ii) registration of the Fund under the Investment Company Act, (iii) auditing and outside professional expenses, (iv) taxes and interest, (v) governmental fees, (vi) expenses of issue, sale, repurchase and redemption of Fund shares,
(vii) expenses of registering and qualifying the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors,
(viii) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor (ix) expenses of reports to governmental officers and commissions, (x) insurance expenses, (xi) association membership dues, (xii) fees, expenses and disbursements of custodians for all services to the Fund, (xiii) expenses for servicing shareholder accounts, including transfer agent fees (xiv) fees paid to pricing services for the pricing of Fund securities, (xv) fees paid to the Funds' administrator under an administrative services agreement, (xvi) fees paid for accounting services, (xvii) fees paid to S&P under the License Agreement, (xviii) fees paid to the directors of MSF for their services to MSF and the Funds, (xix) broker's commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party,
(xx) organizational expenses of MSF and the Funds, (xxi) any direct charges to shareholders approved by the Directors of MSF who are not "interested persons" of MSF, and (xxii) such nonrecurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of MSF to indemnify its Directors and officers with respect thereto.

                            DISTRIBUTION ARRANGEMENTS

Robert W. Baird & Co., Inc. ("RWB") serves as the principal underwriter for each Fund pursuant to an Underwriting Agreement initially approved by the Board of Directors of MSF. RWB is a registered broker-dealer, a member of the National Association of Securities Dealers, Inc. (NASD) and a member of the New York Stock Exchange and other principal stock exchanges. Shares of each Fund will be continuously offered and will be sold by registered representatives of RWB. RWB receives sales charges and distribution plan fees of each Fund under the Underwriting Agreement. RWB bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of Prospectuses for sales purposes as well as any advertising or sales literature. The Fund bears the expenses of registering its shares with the SEC and paying the fees required to be paid by state regulatory authorities. The Underwriting Agreement continues in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (i) by vote of a majority of the Directors of MSF, including a majority of the

Directors who are not parties to the Underwriting Agreement or interested persons of any such party, (as the term interested person is defined in the 1940
Act); or (ii) by the vote of a majority of the outstanding voting securities of a Fund. RWB Is not obligated to sell any specific amount of shares of any Fund.

     Because MSF commenced operations in ______, 1997, no compensation has been paid to RWB to date in connection with the Funds.

     RWB's principal business address and mailing address is at 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. RWB was organized as a Wisconsin corporation on December 27, 1919, and is an indirect majority-owned subsidiary of The Northwestern Mutual Life Insurance Company.


DISTRIBUTION FINANCING PLANS AND SHAREHOLDER SERVICES AGREEMENT

     MSF has adopted separate distribution plans (the "Plans") for Class A and Class B shares of each Fund pursuant to appropriate resolutions of MSF's Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rule of the NASD regarding asset based sales charges. MSF has also entered into a shareholder services agreement with RWB for both Class A and Class B shares of each Fund.

CLASS A PLAN AND AGREEMENT

     Pursuant to the Class A Plan, a Fund may compensate RWB for its expenditures in financing any activity primarily intended to result in the sale of Fund shares. The expenses of a Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of each Fund, the annual rate of 0.10% of the Fund's average daily net assets attributable to Class A shares. All or any portion of this fee may be remitted to brokers who provide distribution services.

     The Funds will also compensate RWB under the Shareholder Services Agreement for maintenance and personal service provided to existing Class A shareholders. The expenses of a Fund under the Shareholder Services Agreement are accrued on a fiscal year basis and will equal 0.25% of the Fund's average daily net assets attributable. All or any portion of this fee may be remitted to brokers who provide shareholder account services.

CLASS B PLAN AND AGREEMENT

     Pursuant to the Class B Plan, a Fund may pay RWB a fee of up to 0.75% of the average daily net assets attributable to Class B shares for distribution financing activities. All or any portion of such fees may be remitted to brokers who assist in the distribution of Class B shares.

     The purpose of the 0.75% fee representing distribution payments to RWB under the Class B Plan is to compensate RWB for its distribution services to the Funds. RWB pays commissions to registered representatives as well as reimbursement of expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment.

     The Funds will compensate RWB under the Shareholder Services Agreement for shareholder account services at the rate of .25% of the average daily net assets of the Fund. All or any portion of such fees may be remitted to brokers who provide maintenance and personal services to existing Class B shareholders.

GENERAL

     In accordance with the terms of the Plans, RWB provides to each Fund, for review by MSF's Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In the Board of Directors' quarterly review of the Plans, they will review the level of compensation the Plans provide in considering the continued appropriateness of the Plans.

     The Plans were adopted by a majority vote of the Board of Directors, including at least a majority of Directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the Directors identified and considered a number of potential benefits which the Plans may provide. The Board of Directors believes that there is a reasonable likelihood that the Plans will benefit each Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the Directors in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the sharholders of the Fund affected thereby, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Directors who are not interested persons of the Fund and have no direct or indirect financial interst in the operations of the Plan, or by a vote of a "majority of the outstanding voting securities" ( as defined in the 1940 Act) of the Fund affected thereby. A Plan will automatically terminate in the event of its assignment (as defined in the 1940 Act).

     During the fiscal year ended March 31, 1997, neither the Class A Plan nor the Class B Plans were in effect as neither Class had shares outstanding.

       PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION AND OTHER PRACTICES

     There is generally no stated commission in the case of fixed-income securities, which are traded in the over-the-counter markets, but the price paid by the Funds usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Funds includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Funds of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the investment adviser or sub-adviser may be unable to negotiate commission rates for these transactions.

     The investment adviser, or sub-adviser in the case of the Growth and Income Stock and International Equity Funds, places all orders for the purchase and sale of Fund securities, options, and futures contracts for each Fund through a substantial number of brokers and dealers or futures commission merchants. In executing transactions, the investment adviser or sub-adviser will attempt to obtain the best net results for the Funds, taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. In transactions on stock exchanges in the United States, payments of brokerage commissions are negotiated. In effecting purchases and sales of portfolio securities in transactions on United States stock exchanges for the account of the Funds, the investment adviser or sub-adviser may pay higher commission rates than the lowest available when the investment adviser or sub-adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as described below. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the investment adviser or sub-adviser may be unable to negotiate commission rates for these transactions. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price includes an undisclosed commission or markup.

     Some securities considered for investment by the Funds may also be appropriate for other clients served by the investment adviser or sub-adviser. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients served by the investment adviser or sub-adviser is considered at or about the same time, transactions in such securities will be allocated among the Funds and clients in a manner deemed fair and reasonable by the investment adviser or sub-adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the investment adviser or sub-adviser, and the results of such allocations, are subject to periodic review by the Funds' investment adviser and directors.

     It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute transactions for the clients of such advisers. Consistent with this practice, the investment adviser or sub-adviser may receive research services from many broker-dealers with which the investment adviser or sub-adviser places Fund transactions.
These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to the investment adviser or sub-adviser in advising its various clients (including the Funds), although not all of these services are necessarily useful and of value in managing a Fund.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934, the investment adviser or sub-adviser may cause a Fund to pay a broker-dealer, which provides "brokerage and research services" (as defined in the Act) to the investment adviser or sub-adviser, an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

     There are no arrangements whatsoever, written or oral, relating to the allocation to specific brokers of orders for Fund transactions. Consideration is given to those firms providing statistical and research services to the investment adviser or sub-adviser. Statistical and research services furnished by brokers typically include: analysts' reports on companies and industries, market forecasts, economic analyses and the like. Such services may tend to reduce the expenses of the adviser or sub-adviser and this has been considered in setting the advisory fee paid by each Fund.

     Because MSF commenced operations in 1997, no brokerage commissions were paid over the last three fiscal years.

                        DETERMINATION OF NET ASSET VALUE

     Shares of each Fund are offered and redeemed at their net asset value as next determined following receipt of a purchase order or tender for redemption. The redemption price may be more or less than the shareholder's cost. The net asset value of the shares of each Fund, except the International Equity Fund, is determined by The Northwestern Mutual Life Insurance Company ("NML"), the Funds' Administrator, in the manner described in the Funds' Prospectus. The net asset value of the shares of the International Equity Fund is determined by Brown Brothers Harriman & Co., the Fund's custodian. The Funds will be closed for business and will not price their shares on the following business holidays:
New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The net asset value of each share of each Fund is the net asset value of the entire Fund divided by the number of shares of the Fund outstanding. The net asset value of an entire Fund is determined by computing the value of all assets of the Fund and deducting all liabilities, including reserves and accrued liabilities of the Fund. Fund securities for which market quotations are readily available are valued at current market value.

     Equity securities listed on a stock exchange and all call options are valued at the closing sale price on the stock or options exchange or, if there has been no such sale, at the closing bid price; stock index futures contracts and interest rate futures contracts are valued at the closing settlement price on the commodities exchange; unlisted equity securities are valued at the closing bid price on the over-the-counter market.

     Debt securities with maturities generally exceeding one year, other than municipal obligations, are valued on the basis of valuations furnished by Interactive Data Corporation, a facility which utilizes electronic data processing techniques to report valuations for normal institutional size trading units of debt securities, without regard to exchange or over-the-counter prices, unless the Directors of MSF determine that in the case of a particular security some other value is fair. Mueller Data furnishes the valuations for the municipal obligations held by the Municipal Bond Fund.

     Money market instruments and debt securities with maturities exceeding sixty days but generally not exceeding one year are valued by marking to market. Marking to market is based on valuations furnished by a pricing service. The marking to market method takes into account unrealized appreciation or depreciation due to changes in interest rates or other factors which would influence the current fair values of such securities.

     Securities with remaining maturities of sixty days or less are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to market. Under the amortized cost method of valuation, the security will initially be valued at the cost on the date of purchase (or, in the case of securities purchased with more than 60 days remaining to maturity the market value on the 61st day prior to maturity); and thereafter the Fund will assume a constant proportionate amortization in value until maturity of any discount or premium.

     The value of a foreign security held by a Fund is determined in its national currency as of the close of trading on the foreign exchange on which it is traded, or as of 4:00 p.m., New York time, if that is earlier, and that value is then converted into its U.S. dollar equivalent at foreign exchange rates in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and asked price is used. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange, and will therefore not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at fair value as determined by the management and approved in good faith by the Directors of MSF. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business in New York on each day on which the New York Stock Exchange is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every New York business day. Furthermore, trading takes place in various foreign markets on days which are not business days in New york and on which the Fund's net asset value is not calculated. Each Fund calculates net asset value per share, and therefore effects sales and redemptions of its shares, as of the close of the New York Stock Exchange once on each day on which that Exchange is open. Such calculation does not take place contemporaneously with the determination of the prices of many of the Fund securities used in such calculation and if events occur which materially affect the value of these foreign securities, they will be valued at fair market value as determined by the management and approved in good faith by the Directors of MSF.

     All other assets, including any securities for which market quotations are not readily available, will be valued at their fair value as determined in good faith by the Directors of MSF or under procedures or guidelines established by the Directors of MSF. The net asset value is determined as of the close of trading on the New York Stock Exchange on each day during which the Exchange is open for trading. In accordance with the requirements of the Investment Company Act of 1940 the Funds will also determine the net asset value of their shares on any other day on which there is sufficient trading to materially affect the value of their securities.

     A Fund's maximum offering price per Class A share is determined by adding the maximum sales charge to the net asset value per share. Class B shares are offered at net asset value without the imposition of an initial sales charge.

     Payment for the shares redeemed must be made within seven days after the evidence of ownership of such shares is tendered to MSF; however, the right to redeem Fund shares may be suspended, or payment of the redemption value postponed, during any period in which the New York Stock Exchange is closed or trading thereon is restricted, or any period during which an emergency exists, or as otherwise permitted by the Investment Company Act of 1940.


                        PURCHASE AND REDEMPTION OF SHARES

     For information regarding the purchase of Fund shares, see "Shareholders Guide--How to Buy Shares" in the Funds' Prospectus.

     For a description of how a shareholder may have a Fund redeem his/her shares, or how he/she may sell shares, see "Shareholders Guide--How to Sell Shares" in the Funds' Prospectus.

CUMULATIVE DISCOUNT. Each Fund offers to all qualifying investors a cumulative discount under which investors are permitted to purchase Class A shares of any Fund of MSF at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's holdings of shares of any Funds of MSF and the SSGA Money Market Fund. Acceptance of the purchase order is subject to confirmation of qualification. The cumulative discount may be amended or terminated at any time as to subsequent purchases.

LETTER OF INTENT. Any person may qualify for a reduced sales charge on purchases of Class A shares made within a thirteen-month period pursuant to a Letter of Intent (LOI). Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all Class A shares of all Funds of MSF owned by the shareholder. Such value is determined based on the public offering price on the date of the LOI. During the term of an LOI, National Financial Data Services, Inc. ("NFDS"), MSF's transfer agent, will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. An LOI does not obligate the investor to buy or the Fund to sell the indicated amount in the LOI. If a Class A shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A shares for the shareholder's account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to NFDS an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A shareholder does not within twenty days after a written request by NFDS pay such difference in sales charge, NFDS will redeem an appropriate number of escrowed shares in order to realize such difference. Additional information about the terms of the Letter of Intent are available from your registered representative or from NFDS at 1-800- ____-_____.

     SYSTEMATIC WITHDRAWAL PLAN. The Systematic Withdrawal Plan ("SWP") is designed to provide a convenient method of receiving fixed payments at regular intervals from shares deposited by the applicant under the SWP. The applicant must deposit or purchase for deposit shares of the Fund having a total value of not less than $10,000. Periodic checks of $100 or more will be sent to the applicant, or any person designated by him, monthly or quarterly. SWP's without a surrender charge for Class B shares of a Fund are permitted only for redemptions limited to no more than 10% of the original value of the account per year.

     Any income dividends or capital gains distributions on shares under the SWP will be credited to the SWP account on the payment date in full and fractional shares at the net asset value per share in effect on the record date.

     SWP payments are made from the proceeds of the redemption of shares deposited in a SWP account. Redemptions are potentially taxable transactions to shareholders. To the extent that such redemptions for periodic withdrawals exceed dividend income reinvested in the SWP account, such redemptions will reduce and may ultimately exhaust the number of shares deposited in the SWP account. In addition, the amounts received by a shareholder cannot be considered as an actual yield or income on his or her investment because part of such payments may be a return of his or her capital.

     The SWP may be terminated at any time (1) by written notice to the Fund or from the Fund to the shareholder; (2) upon receipt by the Fund of appropriate evidence of the shareholder's death; or (3) when all shares under the SWP have been redeemed. The fees of the Fund for maintaining SWPs are paid by the Fund.

SPECIAL REDEMPTIONS. Although it would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Directors. When the shareholder sells portfolio securities received in this fashion, he would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable Fund during any 90 day period for any one account.

SUSPENSION OF REDEMPTIONS. A Fund may not suspend a shareholder's right of redemption, or postpone payment for a redemption for more than seven days, unless the New York Stock Exchange (NYSE) is closed for other than customary weekends or holidays, or trading on the NYSE is restricted, or for any period during which an emergency exists as a result of which (1) disposal by a Fund of securities owned by it is not reasonably practicable, or (2) it is not reasonably practicable for a Fund to fairly determine the value of its assets, or for such other periods as the Securities and Exchange Commission may permit for the protection of investors.

                             INVESTMENT PERFORMANCE

     STANDARDIZED AVERAGE ANNUAL TOTAL RETURN QUOTATIONS. Average annual total return quotations for Class A and Class B shares are computed by finding the average annual compounded rates of return that would cause a hypothetical investment made on the first day of a designated period to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:


      n
P(1+T)  = ERV

Where:    P    =    a hypothetical initial payment of $1,000, less the
                    maximum sales load applicable to a Fund

          T    =    average annual total return

          n    =    number of years

          ERV = ending redeemable value of the hypothetical $1,000 initial payment made at the beginning of the designated period (or fractional portion thereof)

The computation above assumes that all dividends and distributions made by a Fund are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

     One of the primary methods used to measure performance is "total return." "Total return" will normally represent the percentage change in value of a class of a Fund, or of a hypothetical investment in a class of a Fund, over any period up to the lifetime of the class. Unless otherwise indicated, total return calculations will assume the deduction of the maximum sales charge and usually assume the reinvestment of all dividends and capital gains distributions and will be expressed as a percentage increase or decrease from an initial value, for the entire period or for one or more specified periods within the entire period. Total return calculations that do not reflect the deduction of sales charges will be higher than those that do reflect such charges.

     Total return percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values, without percentages. Past performance cannot guarantee any particular future result. In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to the mean account size of a class of the Fund.

     Each Fund's average annual total return quotations and yield quotations as they may appear in the Prospectus, this SAI or in advertising are calculated by standard methods prescribed by the SEC.

     Each Fund may also publish its distribution rate and/or its effective distribution rate. A Fund's distribution rate is computed by dividing the most recent monthly distribution per share annualized, by the current net asset value per share. A Fund's effective distribution rate is computed by dividing the distribution rate by the ratio used to annualize the most recent monthly distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. A Fund's yield is calculated using a standardized formula, the income component of which is computed from the yields to maturity of all debt obligations held by the Fund based on prescribed methods (with all purchases and sales of securities during such period included in the income calculation on a settlement date basis), whereas the distribution rate is based on a Fund's last monthly distribution.

     Other data that may be advertised or published about each Fund include the average portfolio quality, the average portfolio maturity and the average portfolio duration.

     STANDARDIZED YIELD QUOTATIONS. The yield of a class is computed by dividing the class's net investment income per share during a base period of 30 days, or one month, by the maximum offering price per share of the class on the last day of such base period in accordance with the following formula:

          6
2[(a-b +1) -1]
   ---
   (cd)

Where:    a    =    net investment income earned during the period
     attributable to the subject class

          b    =    net expenses accrued for the period attributable to the
                    subject class

          c    =    the average daily number of shares of the subject class
                    outstanding during the period that were entitled to receive dividends

          d    =    the maximum offering price per share of the subject class



Net investment income will be determined in accordance with rules established by the SEC. The price per share of Class A shares will include the maximum sales charge imposed on purchases of Class A shares which decreases with the amount of shares purchased.

     NON-STANDARDIZED PERFORMANCE. In addition, in order to more completely represent a Fund's performance or more accurately compare such performance to other measures of investment return, a Fund also may include in advertisements, sales literature and shareholder reports other total return performance data ("Non-Standardized Return"). Non-Standardized Return may be quoted for the same or different periods as those for which Standardized Return is quoted; it may consist of an aggregate or average annual percentage rate of return, actual year-by-year rates or any combination thereof. Non-Standardized Return may or may not take sales charges into account; performance data calculated without taking the effect of sales charges into account will be higher than data including the effect of such charges. All non-standardized performance will be advertised only if the standard performance data for the same period, as well as for the required periods, is also presented.

     GENERAL INFORMATION. From time to time, the Funds may advertise their performance compared to similar funds using certain unmanaged indices, reporting services and publications. Descriptions of some of the indices which may be used are listed below.

The Standard & Poor's 500 Composite Stock Price Index is a well diversified list of 500 companies representing the U.S. Stock Market.

The Standard and Poor's Small Cap 600 index is designed to represent price movements in the small cap U.S. equity market. It contains companies chosen by the Standard & Poor's Index Committee for their size, industry characteristics, and liquidity. None of the companies in the S&P 600 overlap with the S&P 500 or the S&P 400 (MidCap Index). The S&P 600 is weighted by market capitalization. REITs are not eligible for inclusion.

The NASDAQ Composite OTC Price Index is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 3,500 stocks.

The Wilshire Next 1750 is an unmanaged, equally weighted index.   Included in
this index are those stocks which are ranked 750 to 2500 by market capitalization in the Wilshire 5000.

The Wilshire Small Cap Index is a subset of the Wilshire Next 1750 and includes 250 stocks chosen based upon their size, sector and liquidity characteristics. Each stock is equally weighted in this unmanaged index.

The Merrill Lynch Domestic Master Index is an unmanaged market value weighted index comprised of U.S. Government, mortgage and investment-grade corporate bonds. The index measures the income provided by, and the price changes of, the underlying securities.

The Lehman Government Bond Index is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage backed securities, bonds and foreign targeted issues are not included in the Lehman Government Index.

The Lehman Government/Corporate Bond Index is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion. To be included in the Lehman Government/Corporate Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized rating agency.

The Russell 2000 Index represents the bottom two thirds of the largest 3000 publicly traded companies domiciled in the U.S. Russell uses total market capitalization to sort its universe to determine the companies that are included in the Index. Only common stocks are included in the Index. REITs are eligible for inclusion.

The Russell 2500 Index is a market value-weighted, unmanaged index showing total return (i.e., principal changes with income) in the aggregate market value of 2,500 stocks of publicly traded companies domiciled in the United States. The Index includes stocks traded on the New York Stock Exchange and the American Stock Exchange as well as in the over-the-counter market.

The Morgan Stanley Capital International EAFE Index (the "EAFE Index") is an unmanaged index, which includes over 1,000 companies representing the stock markets of Europe, Australia, New Zealand and the Far East. The EAFE Index is typically shown weighted by market capitalization. However, EAFE is also available weighted by Gross Domestic Product (GDP). These weights are modified on July lst of each year to reflect the prior year's GDP. Indices with dividends reinvested constitute an estimate of total return arrived at by reinvesting one twelfth of the month-end yield at every month end. The series with net dividends reinvested take into account those dividends net of withholding taxes retained at the source of payment.

     The Salomon Brothers High Yield Market Index includes cash-pay and deferred-interest corporate bonds with remaining maturities of at least one year. All bonds in the index are publicly placed, have a fixed coupon and are non-convertible. The index is an unmanaged market value weighted index and measures the income provided by, and the price changes of, the underlying securities.

     The Lehman Brothers High Yield Intermediate Market Index is made up of dollar denominated, nonconvertible, SEC publicly registered fixed rate noninvestment grade issues. The bonds have remaining maturities of between one and ten years and have an outstanding par value of at least $100 million. The index is an unmanaged market value weighted index and measures the income provided by, and the price changes of, the underlying securities.

     The Lehman Brothers Municipal Bond Index includes municipal bonds that have: a minimum credit rating of Baa; been issued as part of an issuance of at least $50 million; a maturity value of at least $3 million; a maturity of at least 1 year; and been issued after December 31, 1990. Recently the index included 31,098 issues totaling $440 billion par amount. The index represents approximately 30% of the municipal bond market capitalization.

          Each Fund's investment performance may be advertised in various financial publications, newspapers and magazines.

     From time to time MSF may publish the sales of shares of one or more of the Funds on a gross or net basis and for various periods of time, and compare such sales with sales similarly reported by other investment companies.

                                      TAXES

     Each Fund is treated as a separate entity for accounting and tax purposes. Each Fund has qualified and elected or intends to qualify and elect to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to so qualify in the future. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, each Fund will not be subject to federal income tax on taxable income (including net short-term and long-term capital gains) which is distributed to shareholders at least annually in accordance with the timing requirements of the Code.

     Each Fund will be subject to a 4% non-deductible federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Funds intend under normal circumstances to avoid liability for such tax by satisfying such distribution requirements.

     If a Fund acquires stock in certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), that Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. Any Fund that is permitted to acquire stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

     Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund's investment in stock or securities, possibly including speculative currency positions or currency derivatives not used for hedging purposes, may increase the amount of gain it is deemed to recognize from the sale of certain investments held for less than three months, which gain is limited under the Code to less than 30% of its annual gross income, and could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income.

     Some Funds may be subject to withholding and other taxes imposed by foreign countries with respect to their investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. The Funds, other than the International Equity Fund, anticipate that they generally will not qualify to pass such foreign taxes and any associated tax deductions or credits through to their shareholders, who therefore generally will not report such amounts on their tax returns.

     For Federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in federal income tax liability to the applicable Fund and would not be distributed as such to shareholders.

     Each Fund that invests in certain PIKs, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in income currently) must accrue income on such investments prior to the receipt of the corresponding cash payments. However each Fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

     Investment in debt obligations that are at risk of or in default presents special tax issues for any Fund that may hold such obligations. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by any Fund that may hold such obligations in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and seek to avoid becoming subject to federal income or excise tax.

     Limitations imposed by the Code on regulated investment companies like the Funds may restrict a Fund's ability to enter into futures, options, and forward transactions.

     Certain options, futures and forward foreign currency transactions undertaken by a Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain currency forwards, options and futures, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Also, certain of a Fund's losses on its transactions involving options, futures or forward contracts and/or offsetting portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income. Certain of the applicable tax rules may be modified if a Fund is eligible and chooses to make one or more of certain tax elections that may be available. These transactions may therefore affect the amount, timing and character of a
Fund's distributions to shareholders.   The Funds will take into account the
special tax rules (including consideration of available elections) applicable to options, futures or forward contracts in order to minimize any potential adverse tax consequences.

     The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

     Distributions from a Fund's current or accumulated earnings and profits ("E&P"), as computed for federal income tax purposes, will be taxable as described in the Funds' prospectus whether taken in shares or in cash. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in a Fund's shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.

     At the time of an investor's purchase of shares of a Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

     Upon a redemption of shares of a Fund, (including by exercise of the exchange privilege) a shareholder may realize a taxable gain or loss depending upon his basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon shareholder's tax holding period for the shares. A sales charge paid in purchasing shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Such disregarded load will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange will be disallowed to the extent the shares disposed of are replaced with shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to an election to reinvest dividends or capital gain distributions automatically. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

     For purposes of the dividends received deduction available to corporations, dividends received by a Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the-Fund, for federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) and distributed and designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the minimum holding period requirement stated above (46 or 91 days) with respect to their shares of the applicable Fund in order to qualify for the deduction and, if they borrow to acquire such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

     For the International Equity Fund, if more than 50% of the Fund's assets at year-end consists of the debt and equity securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

     Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to shareholder accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

     The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of a Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

     Non-U.S. investors not engaged in a U.S. trade or business with which their investment in a Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from a Fund and, unless an effective IRS Form W-8 or authorized substitute is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in any Fund.

     MUNICIPAL BOND FUND. The Municipal Bond Fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the Fund's taxable year, at least 50% of the total value of the Fund's assets consists of obligations the interest on which is exempt from federal income tax. Distributions that the Fund properly designates as exempt-interest dividends are treated by shareholders as interest excludable from their gross income for federal income tax purposes but may be taxable for federal alternative minimum tax purposes and for state and local purposes. Because the Fund intends to be qualified to pay exempt-interest dividends, the Fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures, and options contracts on financial futures, tax-exempt bond indices, and other assets.

     Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the Municipal Bond Fund is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of the shares.

     In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users.

     If a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for Federal income tax purposes to the extent of any exempt-interest dividends received on such shares.

     STATE AND LOCAL. Each Fund may be subject to state or local taxes in jurisdictions in which such Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of such Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in such Fund may have different tax consequences for shareholders than would direct investment in such Fund's portfolio securities. Shareholders should consult their own tax advisers concerning these matters.

                                   CUSTODIANS

     Portfolio securities of each Fund are held pursuant to a Custodian Agreement between MSF and the Fund's custodian. The custodian for the domestic securities of the Growth and Income Stock Fund, High Yield Bond Fund and Municipal Bond Fund is Bankers Trust Company, 16 Wall Street, New York, New York 10015. The custodian for the domestic securities of the Aggressive Growth Stock Fund, the Growth Stock Fund, the Index 500 Stock Fund, the Asset Allocation Fund and the Select Bond Fund is the Chase Manhattan Bank, N.A., One Chase Manhattan Plaza, New York, New York 10081. The custodian for the International Equity Fund and any foreign assets of the Asset Allocation Fund, High Yield Bond Fund, Select Bond Fund, Aggressive Growth Stock Fund and Growth Stock Fund is Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109. The custodians maintain custody of securities and other assets of the respective Funds and perform certain services in connection with the purchase, sale, exchange and pledge of securities of the Funds.


                             TRANSFER AGENT SERVICES

     National Financial Data Services, ________________________, Kansas City, Missouri _____, is the transfer agent for each Fund.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

          Price Waterhouse LLP, 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202, is the independent public accountant of MSF and performs auditing services for MSF.

                              FINANCIAL STATEMENTS

     MSF's and each Fund's audited financial statements as of _______________, 1997, together with the notes thereto and the report of Price Waterhouse LLP, are attached to this SAI.

                                   APPENDIX A


Description of Ratings as Provided by the Rating Services

CORPORATE BONDS

     MOODY'S INVESTORS SERVICE, INC.

     Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair fundamentally strong position of such issues.

     Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they compromise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this series.

     B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the security over any long period of time may be small.

     Caa--Bonds which are rated Caa are of poor standing. Such securities may be in default or there may be present elements of danger with respect to principal or interest.

     Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C--Bonds which are rated C are the lowest rated series of bonds and are regarded as having extremely poor prospects of ever attaining any real investment standing.

     Absence of Rating: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

     Should no rating be assigned, the reason may be one of the following:

     1.   An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

     3.   There is a lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed, in which case the rating is not published in Moody's publications.

     Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

     Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic ratings classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     STANDARD & POOR'S CORPORATION

     AAA--Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC, CC, C--Debt is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of this obligation. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     BB--Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

     B--Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

     CCC--Debt rated "CCC" has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

     CC--The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

     C--The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI--The rating "CI" is reserved for income bonds on which no interest is being paid.

     D--Debt rated "D" is in payment default. The "D" rating is used when interest payments or principal are not made on the date due even if the applicable grace period has not expired, unless S&P believe that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-)--The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     NR--Not rated.

PREFERRED STOCKS

     MOODY'S INVESTORS SERVICE, INC.

     aaa--considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa--considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     a--considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa--considered to be medium-grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba--considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this series.

     b--generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     caa--likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     ca--speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

     c--lowest rated series of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          Moody's applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     STANDARD & POOR'S CORPORATION

     "AAA"--This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     "AA"--A preferred stock issue rated "AA" also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA".

     "A"--An issued rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     "BBB"--An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for preferred stock in this category than for issues in the "A" category.

     "BB", "B", "CCC"--Preferred stock rated "BB", "B", and "CCC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     "CC"--The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

     "C"--The preferred stock rated "C" is a non-paying issue.

     "D"--A preferred stock rated "D" is a non-paying issue with the issuer in default on debt instruments.

     NR indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

     Plus(+) or Minus(-)--To provide more detailed indications of preferred stock quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

COMMERCIAL PAPER

     MOODY'S INVESTORS SERVICE

     The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of one year.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

     Issuers rated PRIME-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. PRIME-1 repayment ability will often be evidenced by the following characteristics:

     --   Leading market positions in well-established industries.

     --   High rates of return on funds employed.

     -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

     -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated PRIME-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated PRIME-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

     STANDARD & POOR'S CORPORATION

     S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

     A-1 Commercial paper rated "A-1" is regarded as having a very strong degree of safety regarding timely payment. A "+" designation is applied to those issues which possess extremely strong safety characteristics.

     A-2 Commercial paper rated "A-2" is regarded as having a satisfactory capacity for timely payment. However, the relative degree of safety is not as high as for issues designated "A-1"

     A-3 Commercial paper rated "A-3" is regarded as having an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B Commercial paper rated "B" is regarded as having only speculative capacity for timely payment.

     C Commercial paper rated "C" is regarded as having a doubtful capacity for repayment.

     D Commercial paper rated "D" is in payment default. The "D" rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.


MUNICIPAL OBLIGATIONS

     MOODY'S INVESTORS SERVICE MUNICIPAL BOND RATINGS

     Aaa--judged to be of the "best quality" and are referred to as "gilt edge"; interest payments are protected by a large or by an exceptionally stable margin and principal is secure

     Aa--judged to be of "high quality by all standards" but as to which margins of protection or other elements make long-term risks appear somewhat larger than Aaa-rated municipal bonds; together with Aaa group they comprise what are generally known as "high grade bonds"

     A--possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A-rated municipal bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future

     Baa--considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time

     Ba--protection of principal and interest payments may be very moderate; judged to have speculative elements; their future cannot be considered as well-assured

     B--lack characteristics of a desirable investment; assurance of interest and principal payments over any long period of time may be small

     Caa--poor standing; may be in default or there may be present elements of danger with respect to principal and interest

     Ca--speculative in a high degree; often in default

     C--lowest rated class of bonds; issues so rated can be regarded as having extremely poor prospects for ever attaining any real investment standing.

     MOODY'S RATINGS OF STATE AND MUNICIPAL NOTES:

     Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG"). Symbols used will be as follows:

     MIG-1--Best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both;

     MIG-2--High quality with margins of protection ample although not so large as in the preceding group.

     DESCRIPTION OF MOODY'S HIGHEST COMMERCIAL PAPER RATING:

     Prime-1 ("P-1")--Judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk.

     STANDARD & POOR'S CORPORATION'S MUNICIPAL BOND RATINGS

     AAA--has the highest rating assigned by S&P; extremely strong capacity to pay principal and interest

     AA--has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree

     A--has a strong capacity to pay principal and interest, although somewhat more susceptible to the adverse changes in circumstances and economic conditions

     BBB--regarded as having an adequate capacity to pay principal and interest; normally exhibit adequate protection parameters but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for bonds in A category

     BB--B--CCC--CC--predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of obligations; BB is being paid

     D--in default, and payment of principal and/or interest is in arrears.

     The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     STANDARD & POOR'S CORPORATION'S RATINGS OF MUNICIPAL NOTES:

     SP-1 + --very strong capacity to pay principal and interest

     SP-1--strong capacity to pay principal and interest.

     DESCRIPTIONS OF S&P'S HIGHEST COMMERCIAL PAPER RATINGS:

     A-1+ -- This designation indicates the degree of safety regarding timely payment is overwhelming

     A-1 -- This designation indicates the degree of safety regarding timely payment is very strong

                                   APPENDIX B

                                Glossary of Terms

CERTIFICATE OF DEPOSIT
     A certificate of deposit is a short term obligation of a commercial bank.

EURODOLLAR CERTIFICATE OF DEPOSIT
     A Eurodollar certificate of deposit is a short term obligation of a foreign subsidiary of a U.S. bank payable in U.S. dollars.

TIME DEPOSIT
     A time deposit is a deposit in a commercial bank for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

BANKERS' ACCEPTANCE
     A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions.

VARIABLE AMOUNT MASTER NOTE
     A variable amount master note is a note which fixes a minimum and maximum amount of credit and provides for lending and repayment within those limits at the discretion of the lender.

COMMERCIAL PAPER
     Commercial paper is a short term promissory note issued by a corporation primarily to finance short term credit needs.

                           Pages B-__ through B-__ are
                      reserved for the Financial Statements
                                       of
                            Mason Street Funds, Inc.

                                     PART C
                                OTHER INFORMATION

Item 24.  FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Financial Statements

               Registrant is a newly organized corporation and has no assets or liabilities. A Statement of Assets and Liabilities and a Report of Independent Accountants will be filed by amendment.

          (b)  Exhibits

          EX-99.B1       Articles of Incorporation of Mason Street Funds, Inc.

          EX-99.B2       By-Laws of Mason Street Funds, Inc.

          (3)            Not Applicable

          EX-99.B4 Rights of Stockholders are described in Article FOURTH and Article SIXTH of the Articles of Incorporation of Mason Street Funds, Inc., referenced herein as EX-99.B1

          EX-99.B5(a)    Form of Investment Advisory Agreement between Mason
                         Street Funds, Inc. and Northwestern Mutual Investment
                         Services, Inc.

          EX-99.B5(b)    Form of Investment Sub-Advisory Agreement between Mason
                         Street Funds, Inc. (on behalf of the Growth and Income
                         Stock Fund), Northwestern Mutual Investment Services,
                         Inc. and J.P. Morgan Investment Management, Inc.*

          EX-99.B5(c)    Form of Investment Sub-Advisory Agreement between
                         Northwestern Mutual Investment Services, Inc.,
                         (Investment Adviser to the International Equity Fund) and Templeton Investment Counsel, Inc.*

          EX-99.B6       Form of Principal Underwriting Agreement*

           (7)           Not Applicable

          EX-99.B8(a)    Form of Custodian Agreement With Chase Manhattan Bank*

          EX-99.B8(b)    Form of Custodian Agreement With Bankers Trust Co.*

          EX-99.B8(c)    Form of Custodian Agreement With Brown Brothers
                         Harriman & Co. *

          EX-99.B9(a)    Form of Transfer Agency and Service Agreement*

          EX-99.B9(b)    Form of Shareholder Services Agreement With Robert W.
                         Baird & Co.*

          EX-99.B9(c)    Form of Administration Agreement with The Northwestern
                         Mutual Life Insurance Company*

          EX-99.B10      Opinion and Consent of Counsel*

          EX-99.B11      Consent of Independent Public Accountants*

          (12)           Not Applicable

          EX-99.B13      Form of Subscription Agreement

          (14)           Not Applicable

          EX-99.B15(a)   Form of Rule 12b-1 Distribution Plan for  Class A
                         Shares*

          EX-99.B15(b)   Form of Rule 12b-1 Distribution plan for Class B
                         Shares*

          (16)           Not Applicable

          (17)           Not Applicable

          EX-99.B18      Form of Rule 18f-3 Plan

          *              To be filed by amendment

Item 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
          Shares of the Registrant have been offered and sold only to The Northwestern Mutual Life Insurance Company ("Northwestern Mutual Life"), a mutual insurance company organized by a special act of the Wisconsin Legislature. Northwestern Mutual Life directly controls the Registrant. Subsidiaries of Northwestern Mutual Life when considered in the aggregate as a single subsidiary would not constitute a significant subsidiary.

Item 26.  NUMBER OF HOLDERS OF SECURITIES

          All of the outstanding shares of the Registrant are owned by Northwestern Mutual Life.

Item 27.  INDEMNIFICATION

          Reference is made to Article IX of Registrant's By-laws filed herein as Exhibit 99.B2. The By-laws of Northwestern Mutual Life permit indemnification by Northwestern Mutual Life of persons who are serving as directors of another corporation at the request of Northwestern Mutual Life. Pursuant to the By-law provision, the Trustees of Northwestern Mutual Life have adopted a resolution extending to all of the directors of the Registrant the benefits of the indemnification arrangements for employees, officers and Trustees of Northwestern Mutual Life. Directors' and officers' liability insurance which covers the directors and officers of the Registrant as well as Trustees and officers of Northwestern Mutual Life is also in force. The amount of coverage is $30 million. There is no deductible, except that the deductible amount is $1,000,000 ($1 million) for claims covered by corporate indemnification. The cost of this insurance is allocated among Northwestern Mutual Life and its subsidiaries and no part of the premium has been paid by the Registrant.

Item 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

          In addition to its investment advisory function, Northwestern Mutual Investment Services, Inc. ("NMIS"), the Registrant's investment adviser, is responsible for the selection, training and supervision of life insurance agents of Northwestern Mutual Life who engage in the distribution of variable annuities and variable life insurance issued by Northwestern Mutual Life. The directors and officers of NMIS also serve as officers of Northwestern Mutual Life.

Item 29.  PRINCIPAL UNDERWRITER

          Robert W. Baird & Co., Inc. ("RWB") serves as the principal underwriter for each Fund. RWB is an indirect majority-owned subsidiary of Northwestern Mutual Life. RWB also serves as the principal underwriter for the Baird Adjustable Rate Income Fund, a portfolio of The Baird Funds, Inc.

          The directors and principal officers of RWB are as follows:

          G. Frederick Kasten, Jr.           President and CEO
          James D. Bell                      Managing Director
          Bryce P. Edwards                   Managing Director
          Glen F. Hackmann                   Managing Director and Sec'y.
          Steven P. Kent                     Managing Director
          Keith A. Kolb                      Managing Director
          Ronald J. Kruszewski               Managing Director
          Patrick S. Lawton                  Managing Director
          William W. Mahler                  Managing Director
          Terry Maxwell                      Managing Director
          John Mayer                         Managing Director
          Scott B. McCuaig                   Managing Director
          Paul E. Purcell                    Managing Director
          Paul S. Shain                      Managing Director
          J. Camp Van Dyke                   Managing Director

          Officer but not Director:

          James M. Zemlyak                   Chief Financial Officer

          All of the above are located at 777 East Wisconsin Avenue, Milwaukee, WI 53202.

          None of the above has a position with Registrant.


Item 30.  LOCATION OF ACCOUNTS AND RECORDS

          Books and other documents required to be maintained by the Registrant by section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by the Registrant's transfer agent, National Financial Data Services, _____________, Kansas City, Missouri _____ and the Funds' custodians as follows: the custodian for the domestic securities of the Growth and Income Stock Fund, High Yield Bond Fund and Municipal Bond Fund is Bankers Trust Company, 16 Wall Street, New

          York, New York 10015. The custodian for the domestic securities of the Aggressive Growth Stock Fund, the Growth Stock Fund, the Index 500 Stock Fund, the Asset Allocation Fund and the Select Bond Fund is the Chase Manhattan Bank, N.A., One Chase Manhattan Plaza, New York, New York 10081. The custodian for the International Equity Fund and any foreign assets of the Asset Allocation Fund, High Yield Bond Fund, Select Bond Fund, Aggressive Growth Stock Fund and Growth Stock Fund is Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109. Registrant's financial ledgers and other corporate records are maintained at its offices at The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

Item 31.  MANAGEMENT SERVICES

          Not applicable.

Item 32.  UNDERTAKINGS

          (a)  Not applicable

          (b) The Registrant undertakes to file a post-effective amendment to the Registration Statement within four to six months from the effective date of this Registration Statement.

          (c) MSF will furnish each person to whom a prospectus is delivered with a copy of MSF's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee, and State of Wisconsin, on the 5th day of December, 1996.

                              MASON STREET FUNDS, INC.
                                (Registrant)

                              By:  JAMES D. ERICSON
                                   ---------------------------
                                   James D. Ericson, President

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

          Signature                     Title
          ---------                     -----
JAMES D. ERICSON                   President, Director
----------------------------       and Principal Execu-
James D. Ericson                   tive Officer


MARK G. DOLL                       Vice President,
----------------------------       Treasurer and Principal
Mark G. Doll                       Financial Officer


BARBARA E. COURTNEY                Controller and
----------------------------       Principal Accounting
Barbara E. Courtney                Officer                       Dated
                                                                 December 5,
                                                                 1996

WILLIAM J. BLAKE*                  Director
----------------------------
William J. Blake


STEPHEN N. GRAFF*                  Director
----------------------------
Stephen N. Graff


MARTIN F. STEIN*                   Director
----------------------------
Martin F. Stein


JOHN K. MACIVER*         Director
----------------------------
John K. MacIver*


* By  JAMES D. ERICSON
      ----------------------
      James D. Ericson, Attorney
      in fact, pursuant to the Power
      of Attorney attached hereto

                                POWER OF ATTORNEY

     The undersigned Directors of Mason Street Funds, Inc. (the "Company"), hereby constitute and appoint James D. Ericson and Edward J. Zore, or either of them, their true and lawful attorneys and agents, to sign the names of the undersigned Directors to any instruments or documents filed as part of or in connection with or in any way related to the registration statement or statements and any and all amendments thereto, to be filed under the Securities Act of 1933 and the Investment Company Act of 1940 in connection with shares of the common stock of the Company offered to the public; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has subscribed these presents, as indicated, November 7, 1996.





                                        STEPHEN N. GRAFF     Director
                                        ------------------
                                        Stephen N. Graff



                                        WILLIAM J. BLAKE     Director
                                        ------------------
                                        William J. Blake



                                        JOHN K. MACIVER      Director
                                        ------------------
                                        John K. MacIver



                                        MARTIN F. STEIN      Director
                                        ------------------
                                        Martin F. Stein



                                        JAMES D. ERICSON     Director
                                        ------------------
                                        James D. Ericson

                                  EXHIBIT INDEX
                          EXHIBITS FILED WITH FORM N-1A
                    REGISTRATION STATEMENT UNDER SECTION 6 OF
                           THE SECURITIES ACT OF 1933
             AND SECTION 8(b) OF THE INVESTMENT COMPANY ACT OF 1940
                                       FOR
                            MASON STREET FUNDS, INC.


Exhibit Number      Exhibit Name
--------------      ------------

EX-99.B1            Articles of Incorporation of Mason Street Funds, Inc.

EX-99.B2            By-Laws of Mason Street Funds, Inc.

EX-99.B4 Rights of Stockholders are described in Article FOURTH and Article SIXTH of the Articles of Incorporation for Mason Street Funds, Inc., referenced herein as EX-99.B1.

EX-99.B5(a)         Form of Investment Advisory Agreement between Mason Street
                    Funds, Inc. (on behalf of the Index 500 Stock Fund) and
                    Northwestern Mutual Investment Services, Inc.

*EX-99.B5(b)        Form of Investment Sub-Advisory Agreement between Mason
                    Street Funds, Inc. (on behalf of the Growth and Income Stock
                    Fund), Northwestern Mutual Investment Services, Inc. and
                    J.P. Morgan Investment Management, Inc.

*EX-99.B5(c)        Form of Investment Sub-Advisory Agreement between
                    Northwestern Mutual Investment Services, Inc., (Investment
                    Adviser to the International Equity Fund) and Templeton
                    Investment Counsel, Inc.

*EX-99.B6           Form of Principal Underwriting Agreement.

 (7)                Not Applicable.

*EX-99.B8(a)        Form of Custodian Agreement with Chase Manhattan Bank.

*EX-99.B8(b)        Form of Custodian Agreement with Bankers Trust Co.

*EX-99.B8(c)        Form of Custodian Agreement With Brown Brothers Harriman &
                    Co.

*EX-99.B9(a)        Form of Transfer Agency and Service Agreement.

*EX-99.B9(b)        Form of Shareholder Servicing Agreement With Robert W. Baird
                    & Co.

*EX-99.B9(c)        Form of Administration Agreement with The Northwestern
                    Mutual Life Insurance Company.

*EX-99.B10          Opinion and Consent of Counsel.

*EX-99.B11          Consent of Price Waterhouse LLP.

(12)                Not Applicable.

EX-99.B13           Form of Subscription Agreement.

(14)                Not Applicable.

*EX-99.B15(a)       Form of Rule 12b-1  Distribution Plan for Class A Shares.

*EX-99.B15(b)       Form of Rule 12b-1 Distribution plan for Class B Shares.

(16)                Not Applicable.

(17)                Not Applicable.

EX-99.B18           Form of Rule 18f-3 Plan.

*To be filed by amendment